(FRONTEGRA FUNDS LOGO)

                               SEMI-ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                      Frontegra Investment Grade Bond Fund
                           Frontegra Opportunity Fund
                             Frontegra Growth Fund
                             Frontegra Horizon Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.

                               December 31, 2002

TABLE OF CONTENTS

SHAREHOLDER LETTER                                                           1

FRONTEGRA TOTAL RETURN BOND FUND

FRONTEGRA INVESTMENT GRADE BOND FUND
  Report from Reams Asset Management Company, LLC                            4
  Investment Highlights                                                      6
  Schedule of Investments                                                    7
  Statement of Assets and Liabilities                                       15
  Statement of Operations                                                   16
  Statements of Changes in Net Assets                                       17
  Financial Highlights                                                      18
  Investment Highlights                                                     19
  Schedule of Investments                                                   20
  Statement of Assets and Liabilities                                       26
  Statement of Operations                                                   27
  Statements of Changes in Net Assets                                       28
  Financial Highlights                                                      29

FRONTEGRA OPPORTUNITY FUND
  Report from Reams Asset Management Company, LLC                           32
  Investment Highlights                                                     35
  Schedule of Investments                                                   36
  Statement of Assets and Liabilities                                       40
  Statement of Operations                                                   41
  Statements of Changes in Net Assets                                       42
  Financial Highlights                                                      43

FRONTEGRA GROWTH FUND
  Report from Northern Capital Management, LLC                              46
  Investment Highlights                                                     49
  Schedule of Investments                                                   50
  Statement of Assets and Liabilities                                       53
  Statement of Operations                                                   54
  Statements of Changes in Net Assets                                       55
  Financial Highlights                                                      56

FRONTEGRA HORIZON FUND
  Report from IronBridge Capital Management, LLC                            58
  Investment Highlights                                                     61
  Schedule of Investments                                                   62
  Statement of Assets and Liabilities                                       67
  Statement of Operations                                                   68
  Statement of Changes in Net Assets                                        69
  Financial Highlights                                                      70

NOTES TO FINANCIAL STATEMENTS                                               71

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Funds. Please read the Prospectus carefully.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds for the first six months of our fiscal year (July 1, 2002 through December 31, 2002.) The capital markets continued their volatile course, with equities down over 10% and bonds up 6% in the period. However, the calendar year did end with a strong rally in the broad equity market after hitting multi-year lows in October.

During the period, we introduced a new offering to the Frontegra family of funds, the Frontegra Horizon Fund. The Horizon Fund, launched on August 30, is a small capitalization core fund managed by IronBridge Capital Management, LLC. IronBridge is located in Chicago, Illinois and was founded in 1999 by Mr. Christopher C. Faber and his colleagues. IronBridge employs a unique approach to managing portfolios using a Cash Flow Return on Investment framework. The Fund invests in companies across the life cycle covering early stage growth companies to deep value, turnaround stocks. Diversifying across the life cycle has resulted in strong performance at IronBridge in a variety of market conditions.

FUND RESULTS

The bond market continued to be a safe haven for investors over the past six months. The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 6.23% for the period, while the equity market, as measured by the S&P 500 Index, was down over 10%. The Total Return Bond Fund and Investment Grade Bond Fund returned 5.04% and 4.00%, respectively for the six-month period. Both Funds' defensive positioning hurt relative results. However, the defensive posture should help significantly if interest rates revert back to a more normal level over time.

The Frontegra Horizon Fund is off to a strong start, returning 6.20% since the August 30 inception, compared to -1.47% for the Russell 2000 Index, a proxy for small stocks. In its short tenure, the Fund's value added was consistent throughout the down market in September and early October and the rally in domestic stocks in late October and November. Even in this short period, the Fund exhibited its 'all-weather' nature by protecting while the market was under pressure and outperforming during the late-year rally.

The Frontegra Growth Fund, managed by Northern Capital Management, LLC, was down just over 8% for the period, beating its benchmark, the S&P 500 Index, by approximately 2%. Most of the strong performance occurred during the October-November rally in stocks as the Fund was up nearly 20% in those two months.
This strong showing in the rally should bode well for the Fund if the equity market continues to rebound in 2003.

After a long run of strong absolute and relative returns over the past few years, the Opportunity Fund and small cap value stocks struggled over the past six months. The Fund declined 19.34% for the first six months of the fiscal year while the Fund's benchmark, the Russell 2000 Value Index declined 17.42%.

SUMMARY

Uncertainty continues to be the main impediment to a strong and sustained recovery in the equity markets. Once there is some clarity on the geopolitical front and in particular with the Iraq conflict, many expect a long awaited recovery in the stock market and an eventual increase in interest rates. Until that time, markets will likely continue on their volatile course.

We are excited about the launch of the newest fund in the Frontegra family, the Horizon Fund. The Horizon Fund provides investors a diversified portfolio of smaller companies with a unique and proven approach to stock selection.

As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Sincerely,

/s/Thomas J. Holmberg                   /s/William D. Forsyth

Thomas J. Holmberg, CFA                 William D. Forsyth, CFA
Frontegra Asset Management, Inc.        Frontegra Asset Management, Inc.

                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

                                   FRONTEGRA
                                INVESTMENT GRADE
                                   BOND FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

The bond market provided outstanding returns over the first six months of the fiscal year. Absolute returns in the bond market were very strong as bond yields continued to fall early in the period and many corporate bonds that had performed poorly in the previous year, improved late in the calendar year. The Total Return Bond Fund returned 5.04% over the past six months compared to 6.23% for the benchmark, Lehman Brothers Aggregate Bond Index.

The Investment Grade Bond Fund struggled a bit over the last six months. The Investment Grade Bond Fund returned 4.00% for the period, compared to the 6.23% return of the benchmark. Whereas the Fund's conservative mandate helped results in the previous twelve months, the Fund struggled more recently as the lower quality securities, that the Fund did not hold, rallied in the past few months.

PORTFOLIO REVIEW

After experiencing unprecedented volatility since late 2001, the bond market finally stabilized late in 2002. Interest rates and corporate bonds seemingly bottomed in October and corporate bonds staged a nice rebound over the last two months of the year. The yield on ten-year Treasuries fell to 3.50% in October after peaking at 5.43% in April. These are the lowest levels seen in the Treasury market since 1958. Ten-year Treasuries ended the year up somewhat from the October low, at 3.82%.

Early in the period, corporate bonds continued their descent as weak economic and industry fundamentals, ratings downgrades and accounting irregularities battered the telecommunications, power and energy, technology, transportation and basic industry sectors. However, we did see a rebound in some of the lower quality credits late in the year, particularly in the telecommunications area. We took advantage of the rebound and trimmed or eliminated several positions in the telecommunications area including Sprint and AT&T Wireless. This move in the lower quality credits had a particularly positive impact on the Total Return Bond Fund.

While we did see marked improvement in the fixed income market in recent months, the strategies we have employed in the portfolios are still far from working out. Our approach is to be opportunistic and usually involves taking counter trend positions in the expectation that real interest rates, the yield curve and credit conditions will eventually revert to historical norms. As of the end of 2002, conditions in the market were far from 'normal', with a very steep yield curve, historically low real interest rates and credit spreads in many sectors at unsustainable levels. The Funds are positioned to take advantage of each of these opportunities.

PORTFOLIO OUTLOOK AND STRATEGY

The portfolios are positioned to benefit from rising interest rates, a flattening yield curve, lengthening mortgages, and an improvement in depressed credit sectors versus the benchmark.

With 10-year Treasury rates approximately 2% below what we consider to be "fair value" on a real-rate basis, we think that it is appropriate to run a significantly defensive portfolio duration. Since we expect the shape of the yield curve to flatten significantly in the future, we are "barbelling" the portfolios by emphasizing cash flows at the ends of the curve.

We expect this credit cycle, as others before it, will run its course and eventually be very rewarding for investments in the depressed sectors of the market. With the bottom of the cycle very hard to time, our portfolios have suffered over the past year from their credit exposure. However, we think that these credits have the potential for significant positive returns in a market in which Treasury returns may be very poor and possibly negative.

Sectors that have been punished most severely in this credit cycle have been telecommunications, power generation, energy and aircraft. Telecommunications holdings have recently been reduced as they recovered, but holdings are being maintained in other sectors to capitalize on their potential for a rebound. Some credits that have suffered downgrades to below investment-grade status are being maintained despite the downgrade, since we think upside potential outweighs risk. Few highly rated corporates are being held due to their limited upside.

Mortgage exposure is being concentrated in AAA commercial mortgage-backed securities (CMBS) and in non-current pass-through coupons to preserve portfolio convexity and avoid the risk of lengthening mortgage duration.

Positions in secured equipment trusts and secured power projects, as well as CMBS and asset-backed securities, are being maintained as excellent alternatives to unsecured credits. Aircraft enhanced equipment trust certificates are being tested by the UAL bankruptcy, but we think the advantageous structure of these securities will preserve their value.

SUMMARY

We think that the Funds are extremely well positioned to take advantage of the anomalous condition of the fixed income market as we begin 2003. In a market that could easily generate negative benchmark returns going forward due to the potential for rising interest rates, we think that the Funds are well positioned to generate positive returns through a defensive posture and exposure to depressed credits with excellent upside. We appreciate your patience and your continued support as fellow shareholders in the Funds.

Regards,

/s/Mark M. Egan                         /s/Robert A. Crider

Mark M. Egan, CFA, CPA                  Robert A. Crider, CFA
Reams Asset Management Company, LLC     Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                         Frontegra Total            Lehman Brothers
     Date               Return Bond Fund          Aggregate Bond Index
     ----               ----------------          --------------------
   11/25/96*<F1>            $100,000                    $100,000
   12/31/96                  $99,239                     $99,546
    3/31/97                  $98,362                     $98,989
    6/30/97                 $102,032                    $102,625
    9/30/97                 $105,600                    $106,035
   12/31/97                 $107,761                    $109,156
    3/31/98                 $109,814                    $110,855
    6/30/98                 $112,097                    $113,445
    9/30/98                 $116,435                    $118,242
   12/31/98                 $116,850                    $118,641
    3/31/99                 $116,509                    $118,052
    6/30/99                 $115,847                    $117,015
    9/30/99                 $116,931                    $117,808
   12/31/99                 $116,688                    $117,664
    3/31/00                 $120,434                    $120,260
    6/30/00                 $123,697                    $122,356
    9/30/00                 $127,807                    $126,045
   12/31/00                 $132,423                    $131,346
    3/31/01                 $137,575                    $135,332
    6/30/01                 $138,374                    $136,096
    9/30/01                 $143,478                    $142,373
   12/31/01                 $142,220                    $142,436
    3/31/02                 $142,420                    $142,571
    6/30/02                 $143,131                    $147,838
    9/30/02                 $144,301                    $154,611
   12/31/02                 $150,349                    $157,044

*<F1>  11/25/96 commencement of operations.

Portfolio Total Return**<F44>
FOR THE PERIOD ENDED 12/31/02
-----------------------------------
ONE YEAR                      5.72%

FIVE YEAR AVERAGE ANNUAL      6.89%

SINCE COMMENCEMENT
AVERAGE ANNUAL                6.91%

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

**<F44> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2002 (Unaudited)

Principal Amount                                                         Value
----------------                                                         -----
                ASSET-BACKED SECURITIES  2.7%
$ 3,440,000     Conseco Finance Securitizations Corp.,
                  2000-4 A4, 7.73%, 4/01/32                       $  3,591,171
  1,820,000     Conseco Finance Securitizations Corp.,
                  2001-4 A2, 5.15%, 9/01/33                          1,882,422
    366,667     Fingerhut Master Trust, 1998-2 A, 6.23%, 2/15/07       372,618
    114,466     Green Tree Financial Corp.,
                  1995-7 A5, 6.95%, 10/15/26                           115,934
    200,000     Green Tree Financial Corp.,
                  1996-7 M1, 7.70%, 10/15/27                           194,084
  1,225,000     Lehman ABS Manufactured Housing Contract,
                  2001-B A3, 4.35%, 5/15/14                          1,234,031
     42,728     Mego Mortgage Home Loan Trust,
                  1996-2 A, 7.275%, 8/25/17                             44,083
  1,950,000     Salomon Smith Barney RV Trust,
                  2001-1 A3, 4.74%, 2/15/13                          2,022,333
                                                                  ------------
                TOTAL ASSET-BACKED SECURITIES
                  (cost $9,334,236)                                  9,456,676
                                                                  ------------

                COMMERCIAL MORTGAGE-BACKED
                  SECURITIES  10.4%
  2,550,548     Capco America Securitization Corp.,
                  1998-D7 A1A, 5.86%, 10/15/30                       2,742,658
    162,012     Chase Commercial Mortgage Securities Corp.,
                  1997-2 A1, 6.45%, 12/19/29                           169,725
    350,000     Chase Commercial Mortgage Securities Corp.,
                  1997-2 A2, 6.60%, 12/19/29                           390,522
    824,277     Commercial Mortgage Asset Trust,
                  1999-C1 A1, 6.25%, 1/17/32                           889,027
  1,227,977     Commercial Mortgage Pass-Through Certificate,
                  1999-1 A1, 6.145%, 5/15/32                         1,325,097
  1,133,336     Credit Suisse First Boston Mortgage Securities Corp.,
                  1998-C2 A1, 5.96%, 11/11/30                        1,218,482
  1,605,000     DLJ Commercial Mortgage Corp.,
                  1998-CF1 A1B, 6.41%, 2/18/31                       1,791,594
  2,450,000     General Growth Properties, 1 A1,
                  6.537%, 11/15/04 r<F2>                             2,618,330
  1,279,646     GMAC Commercial Mortgage Securities Inc.,
                  1997-C1 A2, 6.853%, 7/15/29                        1,361,005
  2,361,171     GMAC Commercial Mortgage Securities Inc.,
                  1999-C1 A1, 5.83%, 5/15/33                         2,533,049
  1,411,237     GMAC Commercial Mortgage Securities Inc.,
                  2000-C2 A1, 7.273%, 8/16/33                        1,560,215
  1,305,808     GMAC Commercial Mortgage Securities Inc.,
                  1998-C2 A1, 6.15%, 5/15/35                         1,399,465
  1,520,000     GS Mortgage Securities Corp. II,
                  1997-GL A2B, 6.86%, 7/13/30                        1,587,763
    177,081     J.P. Morgan Commercial Mortgage Finance Corp.,
                  1996-C2 A, 6.47%, 11/25/27                           186,721
  2,158,842     Lehman Brothers Commercial Conduit Mortgage Trust,
                  1998-C4 A1A, 5.87%, 10/15/35                       2,286,373
    150,000     Merrill Lynch Mortgage Investors, Inc.,
                  1998-C1 A3, 6.72%, 11/15/26                          162,231
  2,864,224     Morgan Stanley Capital I,
                  1999-WF1 A1, 5.91%, 11/15/31                       3,078,097
  2,427,833     Mortgage Capital Funding, Inc.,
                  1998-MC3 A1, 6.001%, 11/18/31                      2,604,332
  1,357,998     Nationslink Funding Corp.,
                  1998-2 A1, 6.001%, 8/20/30                         1,459,315
  1,960,952     Nomura Asset Securities Corp.,
                  1998-D6 A1A, 6.28%, 3/15/30                        2,118,629
    675,000     NYC Mortgage Loan Trust,
                  1996 A3, 6.75%, 9/25/19 r<F2>                        735,750
  1,580,000     Principal Residential Mortgage Capital Resources,
                  2001-3A A1, 4.55%, 12/20/04 r<F2>                  1,651,827
  1,229,358     Salomon Brothers Mortgage Securities VII,
                  2000-C2 A1, 7.298%, 7/18/33                        1,373,724
    916,396     Salomon Brothers Mortgage Securities VII,
                  2001-MMA A1, 5.3228%, 2/18/34 r<F2>                  966,449
    328,977     TIAA Commercial Real Estate Securitization,
                  2001-C1A A1, 5.77%, 6/19/16 r<F2>                    350,939
                                                                  ------------
                TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                  (cost $36,016,586)                                36,561,319
                                                                  ------------

                CORPORATE BONDS  39.7%
                Airlines  6.9%
  1,958,226     Air 2 Us, 8.027%, 10/01/19 r<F2>                     1,271,418
    777,830     American Airlines, 9.71%, 1/02/07                      504,897
  1,310,000     American Airlines, 2.02%, 9/23/07 c<F4>              1,308,666
    891,454     American Airlines, 7.379%, 5/23/16                     563,955
    355,216     American Airlines, 6.977%, 5/23/21                     304,885
    832,727     America West Airlines, 7.33%, 7/02/08                  709,722
    839,595     Continental Airlines Inc., 7.033%, 6/15/11             563,175
    400,000     Delta Air Lines, 9.75%, 6/01/03                        356,073
    592,859     Delta Air Lines, 9.375%, 9/11/07                       441,093
    619,229     Jet Equipment Trust, 7.63%, 8/15/12 r<F2>              281,427
    658,282     Jet Equipment Trust, 8.235%, 11/01/12 r<F2>            177,736
  1,498,911     Northwest Airlines Inc., 7.626%, 4/01/10               951,602
    772,677     Northwest Airlines Inc., 8.304%, 9/01/10               524,803
  3,413,484     United Airlines, 2.0262%, 3/02/04                    2,491,843
  1,539,348     United Airlines, 7.762%, 10/01/05                      413,084
  1,250,000     United Airlines, 6.201%, 9/01/08                       972,142
  1,805,000     United Airlines, 6.831%, 9/01/08                       515,882
  7,765,791     United Airlines, 7.032%, 10/01/10                    6,092,030
  4,336,227     United Airlines, 6.071%, 3/01/13                     3,376,607
    245,000     US Airways, 2000-2 G, 8.02%, 2/05/19                   256,268
  1,889,956     US Airways, 2000-3 G, 7.89%, 3/01/19                 1,976,497
                                                                  ------------
                                                                    24,053,805
                                                                  ------------

                Automobiles/Auto Parts  1.6%
    815,000     Ford Motor Company, 6.375%, 2/01/29                    628,239
  5,705,000     Ford Motor Company, 7.45%, 7/16/31                   4,962,603
                                                                  ------------
                                                                     5,590,842
                                                                  ------------

                Banks  2.2%
  2,620,000     Bank One N.A. Illinois, 1.53%, 9/19/05               2,621,567
    945,000     Credit Suisse First Boston London,
                  7.90%, 5/01/49 r<F2>                               1,011,056
  2,910,000     National City Bank of Indiana, 1.49%, 9/16/05        2,911,065
  1,310,000     Wells Fargo & Co., 1.46%, 10/01/04                   1,311,204
                                                                  ------------
                                                                     7,854,892
                                                                  ------------

                Cable Television  1.3%
  1,210,000     AT&T Broadband Corp., 8.375%, 3/15/13                1,374,464
  2,010,000     Charter Communication Holdings LLC,
                  8.625%, 4/01/09                                      894,450
    175,000     Charter Communication Holdings LLC,
                  10.00%, 5/15/11                                       77,875
  1,975,000     TCI Communications Inc., 9.80%, 2/01/12              2,373,995
                                                                  ------------
                                                                     4,720,784
                                                                  ------------

                Chemicals  0.4%
    895,000     Equistar Chemicals LP, 8.75%, 2/15/09                  783,125
    575,000     Lyondell Chemical Co., 9.50%, 12/15/08                 534,750
    205,000     Lyondell Chemical Co., 11.125%, 7/15/12                201,925
                                                                  ------------
                                                                     1,519,800
                                                                  ------------

                Energy  7.7%
  1,271,801     AES Ironwood LLC, 8.857%, 11/30/25                     887,921
  5,380,000     Calpine Corp., 8.50%, 2/15/11                        2,340,300
    690,000     Cinergy Corp., 6.25%, 9/01/04                          713,596
    300,000     Cogentrix Energy Inc., 8.10%, 3/15/04                  135,000
    910,000     Consumers Energy Co., 6.20%, 5/01/03                   900,873
  1,014,724     East Coast Power LLC, 6.737%, 3/31/08                  887,690
  2,000,000     Edison Mission Energy Funding,
                  7.33%, 9/15/08 r<F2>                               1,721,320
  1,400,000     Entergy Gulf States Utilities,
                  2.7256%, 9/01/04 r<F2>                             1,396,767
    780,898     FPL Energy Virginia Funding, 7.52%, 6/30/19 r<F2>      770,988
  1,339,349     LS Power Funding, 7.19%, 6/30/10                     1,270,185
  3,540,000     Midwest Generation LLC, 8.56%, 1/02/16               2,188,420
  4,550,000     Mirant Americas Generation LLC, 7.625%, 5/01/06      2,388,750
  1,860,000     Mirant Americas Generation LLC, 8.50%, 10/01/21        827,700
  1,000,000     Petrozuata Finance Inc., 7.63%, 4/01/09 r<F2>          710,000
  3,775,000     PSEG Energy Holdings, 8.50%, 6/15/11                 3,076,625
    291,761     Salton Sea Funding, 7.37%, 5/30/05                     284,295
  1,415,624     Selkirk Cogen Funding Corp., 8.65%, 12/26/07         1,450,420
    885,000     Sithe/Independence Funding, 8.50%, 6/30/07             854,468
    990,000     Sithe/Independence Funding, 9.00%, 12/30/13            880,991
  1,500,000     Southern Energy Inc., 7.40%, 7/15/04 r<F2>             645,000
  2,735,000     Southern Energy Inc., 7.90%, 7/15/09 r<F2>             902,550
  1,037,179     Sutton Bridge, 7.97%, 6/30/22 r<F2>                    978,766
    800,000     Utilicorp-AMBAC, 6.875%, 10/01/04                      851,121
                                                                  ------------
                                                                    27,063,746
                                                                  ------------

                Financial  3.2%
  3,720,000     Finova Group Inc., 7.50%, 11/15/09                   1,283,400
  1,105,000     GATX Financial Corp., 2.53%, 10/07/03                1,063,747
  3,500,000     General Electric Capital Corp.,
                  1.9512%, 3/15/05 c<F4>                             3,495,051
  4,360,000     General Motors Acceptance Corp., 6.875%, 8/28/12     4,297,870
  1,160,000     General Motors Acceptance Corp., 8.00%, 11/01/31     1,166,316
                                                                  ------------
                                                                    11,306,384
                                                                  ------------

                Food  0.6%
  2,000,000     Delhaize America Inc., 8.125%, 4/15/11               1,934,998
                                                                  ------------

                Hotel  0.2%
    765,000     Hyatt Equities LLC, 6.875%, 6/15/07 r<F2>              761,931
                                                                  ------------

                Insurance  0.6%
    475,000     Liberty Mutual Insurance, 8.50%, 5/15/25 r<F2>         411,390
  1,535,000     Zurich Capital Trust I, 8.376%, 6/01/37 r<F2>        1,412,694
    465,000     Zurich Reinsurance, 7.125%, 10/15/23                   382,173
                                                                  ------------
                                                                     2,206,257
                                                                  ------------

                Metals  0.5%
  1,870,000     USEC Inc., 6.625%, 1/20/06                           1,608,084
                                                                  ------------

                Multimedia  0.2%
    655,000     News America Holdings, 7.43%, 10/01/26                 701,560
                                                                  ------------

                Oil & Gas  1.4%
  3,000,000     Coastal Corp., 9.75%, 8/01/03                        2,730,000
    780,000     Motiva Enterprises LLC, 5.20%, 9/15/12 r<F2>           778,700
  1,560,000     Valero Energy Corp., 7.25%, 4/15/32                  1,580,183
                                                                  ------------
                                                                     5,088,883
                                                                  ------------

                Paper & Related Products  0.7%
    450,000     Georgia-Pacific Corp., 8.125%, 5/15/11                 427,500
  2,200,000     Georgia-Pacific Corp., 8.875%, 5/15/31               1,892,000
                                                                  ------------
                                                                     2,319,500
                                                                  ------------

                Pipelines  6.1%
    440,000     El Paso Corp., 6.95%, 12/15/07                         312,400
  5,840,000     El Paso Corp., 7.875%, 6/15/12 r<F2>                 4,088,000
  1,060,000     El Paso Corp., 7.75%, 1/15/32                          657,200
  2,000,000     El Paso Natural Gas, 6.75%, 11/15/03                 1,780,000
  2,290,000     El Paso Natural Gas, 8.375%, 6/15/32 r<F2>           1,706,050
  1,500,000     Sonat Inc., 6.875%, 6/01/05                          1,110,000
  2,000,000     Transcontinental Gas Pipeline Corp., 7.00%, 8/15/11  1,820,000
  1,000,000     Williams Company Inc., 6.625%, 11/15/04                745,000
  3,500,000     Williams Company Inc., 6.50%, 8/01/06                2,432,500
    810,000     Williams Company Inc., 7.125%, 9/01/11                 530,550
  7,410,000     Williams Company Inc., 8.125%, 3/15/12 r<F2>         5,038,800
  1,460,000     Williams Company Inc., 7.75%, 6/15/31                  912,500
    470,000     Williams Holdings of Delaware, 6.25%, 2/01/06          326,650
                                                                  ------------
                                                                    21,459,650
                                                                  ------------

                Special Purpose Entity  1.3%
  1,900,000     PDVSA Finance Ltd., 1998-1, 6.65%, 2/15/06           1,612,625
  3,160,000     PDVSA Finance Ltd., 1999-H, 9.375%, 11/15/07         2,844,000
                                                                  ------------
                                                                     4,456,625
                                                                  ------------

                Telecommunications  4.4%
  1,720,000     AT&T Corp., 8.00%, 11/15/31                          1,895,841
  1,055,000     AT&T Wireless Services Inc., 8.125%, 5/01/12         1,060,275
  2,325,000     Deutsche Telekom, 8.25%, 6/15/30                     2,685,726
    770,000     France Telecom, 7.75%, 3/01/11                         937,347
    625,000     France Telecom, 8.50%, 3/01/31                         722,669
    390,000     Qwest Capital Funding, 7.75%, 8/15/06                  280,800
  2,160,000     Qwest Capital Funding, 7.00%, 8/03/09                1,382,400
    435,000     Qwest Capital Funding, 7.90%, 8/15/10                  282,750
  2,430,000     Qwest Capital Funding, 7.25%, 2/15/11                1,555,200
    585,000     Sprint Capital Corp., 6.375%, 5/01/09                  532,350
    330,000     Sprint Capital Corp., 8.75%, 3/15/32                   313,500
    735,000     Verizon Global Funding Corp., 7.75%, 12/01/30          855,949
  7,990,000     Worldcom Inc., 7.50%, 5/15/11 d<F5>                  1,877,650
  4,175,000     Worldcom Inc., 8.25%, 5/15/31 d<F5>                    981,125
                                                                  ------------
                                                                    15,363,582
                                                                  ------------

                Waste Disposal  0.4%
  1,230,000     Allied Waste North America, 9.25%, 9/01/12 r<F2>     1,260,750
                                                                  ------------
                TOTAL CORPORATE BONDS
                  (cost $149,654,070)                              139,272,073
                                                                  ------------

Shares
------
                PREFERRED STOCK  0.3%
                Cable Television  0.3%
     10,470     CSC Holdings Inc., 11.125%, 4/01/08                    973,710
                                                                  ------------

                TOTAL PREFERRED STOCK
                  (cost $861,201)                                      973,710
                                                                  ------------

Principal Amount
----------------
                U.S. GOVERNMENT AGENCIES  32.6%
                Fannie Mae  25.8%
$ 7,680,000     5.50%, 1/01/18 w<F3>                                 7,956,004
 16,665,000     6.00%, 1/01/18 w<F3>                                17,414,925
  8,480,000     6.50%, 1/01/33 w<F3>                                 8,827,154
  9,806,468     7.00%, 1/01/33 w<F3>                                10,313,779
     27,988     Pool 160098, 7.91%, 3/01/04                             28,065
  2,443,993     Pool 323030, 6.50%, 3/01/28                          2,552,035
    389,104     Pool 433043, 6.50%, 6/01/28                            405,789
    273,380     Pool 447704, 6.50%, 11/01/28                           285,103
    256,993     Pool 448235, 6.50%, 11/01/28                           268,013
    460,431     Pool 448635, 6.50%, 11/01/28                           480,174
    162,933     Pool 449012, 6.50%, 11/01/28                           169,920
    250,782     Pool 487778, 6.50%, 3/01/29                            261,295
  6,525,104     Pool 545756, 7.00%, 6/01/32                          6,863,161
 15,623,075     Pool 545759, 6.50%, 7/01/32                         16,274,185
  5,110,522     Pool 555028, 6.00%, 10/01/17                         5,347,797
 12,279,270     Pool 622547, 7.00%, 9/01/31                         12,915,874
     23,532     Series 1991-26 G, 8.00%, 4/25/06                        24,237
     85,000     Series 1994-3 PL, 5.50%, 1/25/24                        90,375
                                                                  ------------
                                                                    90,477,885
                                                                  ------------

                Freddie Mac  0.9%
    992,679     Series 2443 TM, 5.50%, 7/15/22                       1,022,179
  1,929,995     Series 2453 BA, 5.00%, 7/15/11                       1,985,100
                                                                  ------------
                                                                     3,007,279
                                                                  ------------

                Freddie Mac Giants  5.7%
  3,920,147     Pool G01391, 7.00%, 4/01/32                          4,121,675
 15,062,808     Pool G01443, 6.50%, 8/01/32                         15,697,129
                                                                  ------------
                                                                    19,818,804
                                                                  ------------

                Ginnie Mae  0.2%
     49,939     Pool 036629, 9.50%, 10/15/09                            55,330
     72,659     Pool 331001, 8.25%, 7/15/07                             78,703
    425,000     Series 20 H, 5.50%, 10/25/23                           441,509
    290,000     Series 20 L, 5.50%, 10/25/23                           290,555
                                                                  ------------
                                                                       866,097
                                                                  ------------
                TOTAL U.S. GOVERNMENT AGENCIES
                  (cost $113,019,933)                              114,170,065
                                                                  ------------

                U.S. TREASURIES  10.0%
                U.S. Treasury Bond  3.3%
 10,572,000     5.375%, 2/15/31                                     11,525,129
                                                                  ------------

                U.S. Treasury Note  6.7%
 23,080,000     3.625%, 3/31/04                                     23,743,550
                                                                  ------------

                TOTAL U.S. TREASURIES
                  (cost $34,118,780)                                35,268,679
                                                                  ------------

                SHORT-TERM INVESTMENTS  23.5%
                U.S. Government Agency  21.5%
 75,463,000     Federal Home Loan Bank Discount Note, 6.59% c<F4>   75,461,638
                                                                  ------------

                Variable Rate Demand Notes  2.0%
  3,129,202     American Family Financial Services Inc., 1.0415%     3,129,202
    492,518     Wisconsin Corporate Central Credit Union, 1.0900%      492,518
  3,296,281     Wisconsin Electric Power Co., 1.0414%                3,296,281
                                                                  ------------
                                                                     6,918,001
                                                                  ------------
                TOTAL SHORT-TERM INVESTMENTS
                  (cost $82,379,639)                                82,379,639
                                                                  ------------

                TOTAL INVESTMENTS  119.2%
                  (cost $425,384,445)                              418,082,161

                Liabilities, less Other Assets  (19.2)%            (67,432,097)
                                                                  ------------

                NET ASSETS  100.0%                                $350,650,064
                                                                  ------------
                                                                  ------------

r<F2> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $31,648,368 (9.0% of net assets) at December 31, 2002.
w<F3>  When-issued security.
c<F4>  Security marked as segregated to cover when-issued security.
d<F5>  Security is in default at December 31, 2002.

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

ASSETS:
Investments at value (cost $425,384,445)                          $418,082,161
Cash                                                                 3,111,242
Interest and dividend receivable                                     4,080,909
Receivable for investments sold                                      7,342,271
Other assets                                                            27,967
                                                                  ------------
Total assets                                                       432,644,550
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   81,702,581
Payable for Fund shares purchased                                      129,799
Accrued investment advisory fee                                         95,154
Accrued expenses                                                        66,952
                                                                  ------------
Total liabilities                                                   81,994,486
                                                                  ------------
NET ASSETS                                                        $350,650,064
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $359,239,020
Undistributed net investment loss                                      (46,173)
Undistributed net realized loss                                     (1,240,499)
Net unrealized depreciation on investments                          (7,302,284)
                                                                  ------------
NET ASSETS                                                        $350,650,064
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              11,545,734
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $30.37
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2002
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Interest                                                        $11,473,101
Dividend                                                            135,406
                                                                -----------
                                                                 11,608,507
                                                                -----------

EXPENSES:
Investment advisory fees                                            695,995
Fund administration and accounting fees                             108,928
Custody fees                                                         28,046
Federal and state registration fees                                  26,254
Audit fees                                                            7,986
Shareholder servicing fees                                            6,440
Legal fees                                                            5,520
Reports to shareholders                                               2,368
Directors' fees and related expenses                                  2,017
Other                                                                 4,133
                                                                -----------
Total expenses before waiver                                        887,687
Waiver of expenses by Adviser                                      (148,192)
                                                                -----------
Net expenses                                                        739,495
                                                                -----------
NET INVESTMENT INCOME                                            10,869,012
                                                                -----------

REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS:
Net realized gain on investments                                  3,891,976
Change in net unrealized
  appreciation/depreciation on investments                        1,874,477
                                                                -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             5,766,453
                                                                -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $16,635,465
                                                                -----------
                                                                -----------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                            SIX MONTHS ENDED
                                            DECEMBER 31, 2002    YEAR ENDED
                                               (UNAUDITED)     JUNE 30, 2002
                                            -----------------  -------------
OPERATIONS:
Net investment income                          $10,869,012      $14,068,553
Net realized gain on:
    Investments                                  3,891,976        1,957,980
    Foreign currency translation                        --           19,773
Change in net unrealized
  appreciation/depreciation on:
    Investments                                  1,874,477       (9,588,805)
    Foreign currency translation                        --            4,614
                                              ------------     ------------
Net increase in net assets
  resulting from operations                     16,635,465        6,462,115
                                              ------------     ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                          (11,941,660)     (13,928,783)
Net realized gain on investments                (3,205,518)      (4,459,807)
                                              ------------     ------------
Net decrease in net assets resulting
  from distributions paid                      (15,147,178)     (18,388,590)
                                              ------------     ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                     42,034,764      214,273,358
Shares issued to holders in
  reinvestment of distributions                 14,951,389       18,222,001
Shares redeemed                                (57,556,163)     (38,028,513)
                                              ------------     ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                 (570,010)     194,466,846
                                              ------------     ------------

TOTAL INCREASE IN NET ASSETS                       918,277      182,540,371
                                              ------------     ------------

NET ASSETS:
Beginning of period                            349,731,787      167,191,416
                                              ------------     ------------
End of period
  (includes undistributed
  net investment income (loss) of
  $(46,173) and $1,026,475, respectively)     $350,650,064     $349,731,787
                                              ------------     ------------
                                              ------------     ------------

See notes to financial statements.

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                        SIX MONTHS                                                    EIGHT
                                          ENDED           YEAR           YEAR           YEAR          MONTHS          YEAR
                                       DECEMBER 31,      ENDED          ENDED          ENDED          ENDED          ENDED
                                           2002         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,     OCTOBER 31,
                                       (UNAUDITED)        2002           2001           2000           1999           1998
                                        ----------      --------       --------       --------       --------     -----------

NET ASSET VALUE,
  BEGINNING OF PERIOD                     $30.21         $31.01         $29.36         $29.34         $31.38         $30.85

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                       0.96           1.45           1.74           1.90           1.29           1.75
Net realized and unrealized
  gain (loss) on investments                0.54          (0.40)          1.68           0.02          (1.18)          0.59
                                          ------         ------         ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                     1.50           1.05           3.42           1.92           0.11           2.34
                                          ------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                 (1.06)         (1.38)         (1.74)         (1.90)         (1.44)         (1.75)
From net realized gain
  on investments                           (0.28)         (0.47)         (0.03)            --          (0.71)         (0.06)
                                          ------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                   (1.34)         (1.85)         (1.77)         (1.90)         (2.15)         (1.81)
                                          ------         ------         ------         ------         ------         ------

NET ASSET VALUE,
  END OF PERIOD                           $30.37         $30.21         $31.01         $29.36         $29.34         $31.38
                                          ------         ------         ------         ------         ------         ------
                                          ------         ------         ------         ------         ------         ------

TOTAL RETURN(1)<F6>                        5.04%          3.44%         11.87%          6.78%          0.32%          7.79%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                        $350,650       $349,732       $167,191        $70,435        $48,413        $48,457
Ratio of expenses to
  average net assets(2)<F7>(3)<F8>        0.425%         0.425%         0.425%          0.43%          0.50%          0.50%
Ratio of net investment
  income to average
  net assets(2)<F7>(3)<F8>                 6.25%          4.84%          6.47%          6.82%          6.37%          5.79%
Portfolio turnover rate(1)<F6>              280%           885%           635%           438%            83%           131%

(1)<F6>   Not annualized for periods less than a full year.
(2)<F7> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.515%, 0.535%, 0.605%, 0.71%, 0.82% and
          0.78%, and the ratio of net investment income to average net assets would have been 6.16%, 4.73%, 6.29%, 6.54%, 6.05% and 5.51% for the periods ended December 31, 2002, June 30, 2002, June 30, 2001, June 30, 2000, June 30, 1999 and October 31, 1998, respectively.
(3)<F8>   Annualized.

See notes to financial statements.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment

                     Frontegra Investment           Lehman Brothers
        Date           Grade Bond Fund            Aggregate Bond Index
        ----         --------------------         --------------------
      2/23/2001*<F9>       $100,000                     $100,000
      3/31/2001            $101,242                     $101,377
      6/30/2001            $101,975                     $101,949
      9/30/2001            $106,197                     $106,652
     12/31/2001            $106,384                     $106,699
      3/31/2002            $106,324                     $106,800
      6/30/2002            $109,262                     $110,746
      9/30/2002            $111,830                     $115,820
     12/31/2002            $113,632                     $117,642

*<F9>  2/23/01 commencement of operations.

Portfolio Total Return**<F10>
FOR THE PERIOD ENDED 12/31/02
----------------------------------------
ONE YEAR                           6.81%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     7.13%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch IBCA, Inc., in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. Price, coupon, paydown and total return are reported for all sectors on a month-end to month-end basis. All returns are market value-weighted inclusive of accrued interest.

**<F10> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2002 (Unaudited)

Principal Amount                                                         Value
----------------                                                         -----
                ASSET-BACKED SECURITIES  3.0%
 $   630,000    California Infrastructure PG&E-1,
                  1997-1 A7, 6.42%, 9/25/08                       $    685,796
     295,000    Citibank Credit Card Issuance Trust,
                  2001-A8, 4.10%, 12/07/06                             307,059
     290,000    Conseco Finance Securitizations Corp.,
                  2000-4 A4, 7.73%, 4/01/32                            302,744
     130,000    Conseco Finance Securitizations Corp.,
                  2001-3 A2, 5.16%, 5/01/33                            130,523
     135,000    Conseco Finance Securitizations Corp.,
                  2001-4 A2, 5.15%, 9/01/33                            139,630
     230,000    Lehman ABS Manufactured Housing Contract,
                  2001-B A3, 4.35%, 5/15/14                            231,696
   1,125,000    Oakwood Mortgage Investors Inc.,
                  1995-A A4, 7.70%, 9/15/20                          1,201,015
     146,464    Oakwood Mortgage Investors Inc.,
                  1996-A A3, 6.60%, 5/15/21                            147,077
     145,000    Salomon Smith Barney RV Trust,
                  2001-1 A3, 4.74%, 2/15/13                            150,379
                                                                  ------------
                TOTAL ASSET-BACKED SECURITIES
                  (cost $3,244,088)                                  3,295,919
                                                                  ------------

                COMMERCIAL MORTGAGE-BACKED
                  SECURITIES  4.0%
     295,265    Capco America Securitization Corp.,
                  1998-D7 A1A, 5.86%, 10/15/30                         317,505
      89,947    Credit Suisse First Boston Mortgage Securities Corp.,
                  1998-C2 A1, 5.96%, 11/11/30                           96,705
     118,288    Credit Suisse First Boston Mortgage Securities Corp.,
                  1998-C1 A1A, 6.26%, 5/17/40                          125,406
     160,000    DLJ Commercial Mortgage Corp.,
                  1998-CF1 A1B, 6.41%, 2/18/31                         178,601
     309,012    First Union Commercial Mortgage Trust,
                  1999-C1 A1, 5.73%, 10/15/35                          331,264
     285,000    General Growth Properties, 1 A1,
                  6.537%, 11/15/04 r<F11>                              304,581
      99,224    GMAC Commercial Mortgage Securities Inc.,
                  1997-C1 A2, 6.853%, 7/15/29                          105,533
     261,362    GMAC Commercial Mortgage Securities Inc.,
                  1999-C1 A1, 5.83%, 5/15/33                           280,388
     141,094    GMAC Commercial Mortgage Securities Inc.,
                  1998-C2 A1, 6.15%, 5/15/35                           151,213
      56,076    Lehman Brothers Commercial Conduit Mortgage Trust,
                  1998-C4 A1A, 5.87%, 10/15/35                          59,389
     482,351    Mortgage Capital Funding, Inc.,
                  1998-MC3 A1, 6.001%, 11/18/31                        517,417
   1,031,241    Nationslink Funding Corp.,
                  1998-2 A1, 6.001%, 8/20/30                         1,108,179
     279,720    Nomura Asset Securities Corp.,
                  1998-D6 A1A, 6.28%, 3/15/30                          302,212
     120,000    Principal Residential Mortgage Capital Resources,
                  2001-3A A1, 4.55%, 12/20/04 r<F11>                   125,455
      67,259    Salomon Brothers Mortgage Securities VII,
                  2001-MMA A1, 5.3228%, 2/18/34 r<F11>                  70,932
      24,072    TIAA Commercial Real Estate Securitization,
                  2001-C1A A1, 5.77%, 6/19/16 r<F11>                    25,678
     323,379    Wachovia Bank Commercial Mortgage Trust,
                  2002-C1 A1, 4.539%, 4/15/34                          337,952
                                                                  ------------
                TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                  (cost $4,277,550)                                  4,438,410
                                                                  ------------

                CORPORATE BONDS  21.6%

                Airlines  5.7%
   1,022,729    Air 2 Us, 8.027%, 10/01/19 r<F11>                      664,027
     445,000    American Airlines, 2.02%, 9/23/07                      444,547
     118,405    American Airlines, 6.977%, 5/23/21                     101,629
     515,327    Continental Airlines Inc., 8.312%, 10/02/12            311,648
      80,563    Jet Equipment Trust, 7.63%, 8/15/12 r<F11>              36,614
      99,927    Northwest Airlines Inc., 7.626%, 4/01/10                63,440
      98,110    United Airlines, 7.762%, 10/01/05                       26,328
     340,000    United Airlines, 6.201%, 9/01/08                       264,423
      25,000    United Airlines, 6.831%, 9/01/08                         7,145
   1,705,260    United Airlines, 7.032%, 10/01/10                    1,337,725
   2,399,529    United Airlines, 6.071%, 3/01/13                     1,868,506
     810,000    US Airways, 2000-2 G, 8.02%, 2/05/19                   847,252
     294,415    US Airways, 2000-3 G, 7.89%, 3/01/19                   307,896
                                                                  ------------
                                                                     6,281,180
                                                                  ------------

                Automobiles/Auto Parts  1.1%
   1,365,000    Ford Motor Company, 7.45%, 7/16/31                   1,187,371
                                                                  ------------

                Banks  2.3%
     890,000    Bank One N.A. Illinois, 1.53%, 9/19/05                 890,532
     230,000    Credit Suisse First Boston London,
                  7.90%, 5/01/49 r<F11>                                246,077
     980,000    National City Bank of Indiana, 1.49%, 9/16/05          980,359
     445,000    Wells Fargo & Co., 1.46%, 10/01/04                     445,409
                                                                  ------------
                                                                     2,562,377
                                                                  ------------

                Cable Television  0.4%
     350,000    AT&T Broadband Corp., 8.375%, 3/15/13                  397,572
                                                                  ------------

                Energy  1.4%
     100,000    Cinergy Corp., 6.25%, 9/01/04                          103,420
     170,000    Midwest Generation LLC, 8.56%, 1/02/16                 105,094
   1,250,000    Mirant Americas Generation LLC, 7.625%, 5/01/06        656,250
     560,000    PSEG Energy Holdings, 8.50%, 6/15/11                   456,400
     230,000    Sithe/Independence Funding, 9.00%, 12/30/13            204,675
      50,000    Southern Energy Inc., 7.40%, 7/15/04 r<F11>             21,500
                                                                  ------------
                                                                     1,547,339
                                                                  ------------

                Financial  2.3%
   1,125,000    General Electric Capital Corp., 1.9512%, 3/15/05     1,123,409
   1,385,000    General Motors Acceptance Corp., 6.875%, 8/28/12     1,365,264
     125,000    General Motors Acceptance Corp., 8.00%, 11/01/31       125,681
                                                                  ------------
                                                                     2,614,354
                                                                  ------------

                Insurance  0.3%
     100,000    Liberty Mutual Insurance, 7.697%, 10/15/97 r<F11>       75,218
     120,000    Lincoln National Corp., 5.25%, 6/15/07                 123,530
     115,000    Zurich Capital Trust I, 8.376%, 6/01/37 r<F11>         105,837
      40,000    Zurich Reinsurance, 7.125%, 10/15/23                    32,875
                                                                  ------------
                                                                       337,460
                                                                  ------------

                Multimedia  0.0%
      10,000    News America Holdings, 7.43%, 10/01/26                  10,711
                                                                  ------------

                Oil & Gas  1.0%
     345,000    Conocophillips, 5.90%, 10/15/32 r<F11>                 343,041
     265,000    Motiva Enterprises LLC, 5.20%, 9/15/12 r<F11>          264,558
     455,000    Valero Energy Corp., 7.50%, 4/15/32                    460,887
                                                                  ------------
                                                                     1,068,486
                                                                  ------------

                Pipelines  4.4%
   1,500,000    Coastal Corp., 9.75%, 8/01/03                        1,365,000
   1,945,000    El Paso Corp., 7.875%, 6/15/12 r<F11>                1,361,500
     140,000    El Paso Corp., 7.75%, 1/15/32                           86,800
   2,150,000    El Paso Natural Gas, 6.75%, 11/15/03                 1,913,500
     120,000    El Paso Natural Gas, 8.375%, 6/15/32 r<F11>             89,400
      75,000    Sonat Inc., 6.875%, 6/01/05                             55,500
                                                                  ------------
                                                                     4,871,700
                                                                  ------------

                Special Purpose Entity  0.9%
   1,090,000    PDVSA Finance Ltd., 1998-1, 6.65%, 2/15/06             925,138
     125,000    PDVSA Finance Ltd., 1999-H, 9.375%, 11/15/07           112,500
                                                                  ------------
                                                                     1,037,638
                                                                  ------------

                Telecommunications  1.8%
     190,000    AT&T Wireless Services Inc., 8.125%, 5/01/12           190,950
     780,000    Deutsche Telekom, 8.25%, 6/15/30                       901,018
     200,000    France Telecom, 7.75%, 3/01/11                         231,254
     255,000    France Telecom, 8.50%, 3/01/31                         310,420
     230,000    Sprint Capital Corp., 6.375%, 5/01/09                  209,300
     145,000    Verizon Global Funding Corp., 7.75%, 12/01/30          168,861
                                                                  ------------
                                                                     2,011,803
                                                                  ------------
                TOTAL CORPORATE BONDS
                  (cost $24,876,513)                                23,927,991
                                                                  ------------

                U.S. GOVERNMENT AGENCIES  49.0%

                Fannie Mae  42.2%
   4,335,000    5.50%, 1/01/18 w<F12>                                4,490,791
   8,470,000    6.00%, 1/01/18 w<F12>                                8,851,150
   8,660,000    6.50%, 1/01/33 w<F12>                                9,014,523
  12,997,942    7.00%, 1/01/33 w<F12>                               13,668,659
     831,884    Pool 323030, 6.50%, 3/01/28                            868,659
   1,555,000    Pool 385537, 4.745%, 11/01/12                        1,618,072
     829,735    Pool 545756, 7.00%, 6/01/32                            872,723
   4,960,504    Pool 545759, 6.50%, 7/01/32                          5,167,239
   1,605,497    Pool 555028, 6.00%, 10/01/17                         1,680,038
     568,848    Pool 622547, 7.00%, 9/01/31                            598,339
                                                                  ------------
                                                                    46,830,193
                                                                  ------------

                Freddie Mac  0.9%
      98,331    Series 2443 TM, 5.50%, 7/15/22                         101,254
     194,458    Series 2453 BA, 5.00%, 7/15/11                         200,010
     657,701    Series 2455 DM, 5.25%, 10/15/22                        676,056
                                                                  ------------
                                                                       977,320
                                                                  ------------

                Freddie Mac Giants  5.7%
   1,262,007    Pool G01391, 7.00%, 4/01/32                          1,326,884
   4,783,805    Pool G01443, 6.50%, 8/01/32                          4,985,259
                                                                  ------------
                                                                     6,312,143
                                                                  ------------

                Ginnie Mae  0.2%
     240,407    Series 25 B, 6.50%, 12/25/08                           256,764
                                                                  ------------
                TOTAL U.S. GOVERNMENT AGENCIES
                  (cost $54,013,915)                                54,376,420
                                                                  ------------

                U.S. TREASURIES  13.8%

                U.S. Treasury Bond  4.1%
   4,165,000    5.375%, 2/15/31                                      4,540,500
                                                                  ------------

                U.S. Treasury Notes  9.7%
   7,660,000    3.625%, 3/31/04                                      7,880,225
   2,885,000    4.00%, 11/15/12                                      2,925,797
                                                                  ------------
                                                                    10,806,022
                                                                  ------------
                TOTAL U.S. TREASURIES
                  (cost $14,800,986)                                15,346,522
                                                                  ------------

                SHORT-TERM INVESTMENTS  51.0%

                U.S. Government Agency  42.9%
  47,613,000    Federal Home Loan Bank Discount Note, 6.59% c<F13>  47,612,140
                                                                  ------------

                U.S. Treasury  6.9%
   7,630,000    U.S. Treasury Bill, 1.1875%                          7,620,958
                                                                  ------------

                Variable Rate Demand Notes  1.2%
     556,176    American Family Financial Services Inc., 1.0415%       556,176
     155,026    Wisconsin Corporate Central Credit Union, 1.0900%      155,026
     596,142    Wisconsin Electric Power Co., 1.0414%                  596,142
                                                                  ------------
                                                                     1,307,344
                                                                  ------------
                TOTAL SHORT-TERM INVESTMENTS
                  (cost $56,540,442)                                56,540,442
                                                                  ------------

                TOTAL INVESTMENTS  142.4%
                  (cost $157,753,494)                              157,925,704

                Liabilities, less Other Assets  (42.4)%            (47,008,264)
                                                                  ------------

                NET ASSETS  100.0%                                $110,917,440
                                                                  ------------
                                                                  ------------

r<F11> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $3,734,418 (3.4% of net assets) at December 31, 2002.
w<F12>  When-issued security.
c<F13>  Security marked as segregated to cover when-issued security.

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

ASSETS:
Investments at value (cost $157,753,494)                          $157,925,704
Interest receivable                                                    784,352
Other assets                                                            16,899
                                                                  ------------
Total assets                                                       158,726,955
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   47,766,237
Accrued investment advisory fee                                         26,766
Accrued expenses                                                        16,512
                                                                  ------------
Total liabilities                                                   47,809,515
                                                                  ------------
NET ASSETS                                                        $110,917,440
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $109,796,316
Undistributed net investment income                                      6,684
Undistributed net realized gain                                        942,230
Net unrealized appreciation on investments                             172,210
                                                                  ------------
NET ASSETS                                                        $110,917,440
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              10,633,553
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.43
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2002
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Interest                                                         $1,819,587
                                                                 ----------

EXPENSES:
Investment advisory fees                                            201,436
Fund administration and accounting fees                              31,910
Custody fees                                                         14,374
Federal and state registration fees                                   8,152
Shareholder servicing fees                                            7,312
Audit fees                                                            5,520
Legal fees                                                            5,520
Directors' fees and related expenses                                  2,017
Reports to shareholders                                               1,104
Other                                                                   591
                                                                 ----------
Total expenses before waiver                                        277,936
Waiver of expenses by Adviser                                       (76,500)
                                                                 ----------
Net expenses                                                        201,436
                                                                 ----------
NET INVESTMENT INCOME                                             1,618,151
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                  2,228,052
Change in net unrealized
  appreciation/depreciation on investments                           74,183
                                                                 ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             2,302,235
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $3,920,386
                                                                 ----------
                                                                 ----------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                            SIX MONTHS ENDED
                                            DECEMBER 31, 2002     YEAR ENDED
                                               (UNAUDITED)      JUNE 30, 2002
                                            -----------------   -------------
OPERATIONS:
Net investment income                         $  1,618,151       $   772,369
Net realized gain on investments                 2,228,052            61,928
Change in net unrealized
  appreciation/depreciation on investments          74,183           136,317
                                              ------------       -----------
Net increase in net assets
  resulting from operations                      3,920,386           970,614
                                              ------------       -----------

DISTRIBUTIONS
 PAID FROM:
Net investment income                           (1,626,390)         (759,526)
Net realized gain on investments                (1,203,767)         (190,597)
                                              ------------       -----------
Net decrease in net assets resulting
  from distributions paid                       (2,830,157)         (950,123)
                                              ------------       -----------

CAPITAL SHARE
 TRANSACTIONS:
Shares sold                                     79,296,301        28,995,217
Shares issued to holders in
  reinvestment of distributions                  2,715,078           826,265
Shares redeemed                                 (7,619,550)       (1,648,260)
                                              ------------       -----------
Net increase in net assets resulting
  from capital share transactions               74,391,829        28,173,222
                                              ------------       -----------

TOTAL INCREASE IN NET ASSETS                    75,482,058        28,193,713
                                              ------------       -----------

NET ASSETS:
Beginning of period                             35,435,382         7,241,669
                                              ------------       -----------
End of period
  (includes undistributed
  net investment
  income of $6,684
  and $14,923, respectively)                  $110,917,440       $35,435,382
                                              ------------       -----------
                                              ------------       -----------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
FINANCIAL HIGHLIGHTS

                                          SIX MONTHS ENDED
                                         DECEMBER 31, 2002       YEAR ENDED           PERIOD ENDED
                                            (UNAUDITED)        JUNE 30, 2002      JUNE 30, 2001(1)<F14>
                                         -----------------     -------------      ---------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                          $10.28              $10.02                $10.00

INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                            0.15                0.35                  0.18
Net realized and unrealized gain
  on investments                                 0.26                0.35                  0.02
                                               ------              ------                ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                          0.41                0.70                  0.20
                                               ------              ------                ------

LESS DISTRIBUTIONS PAID:
From net investment income                      (0.15)              (0.35)                (0.18)
From net realized gain on investments           (0.11)              (0.09)                   --
                                               ------              ------                ------
TOTAL DISTRIBUTIONS PAID                        (0.26)              (0.44)                (0.18)
                                               ------              ------                ------

NET ASSET VALUE, END OF PERIOD                 $10.43              $10.28                $10.02
                                               ------              ------                ------
                                               ------              ------                ------

TOTAL RETURN(2)<F15>                            4.00%               7.15%                 1.98%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                             $110,917             $35,435                $7,242
Ratio of expenses to
  average net assets(3)<F16>(4)<F17>            0.42%               0.37%                 0.30%
Ratio of net investment income
  to average net assets(3)<F16>(4)<F17>         3.37%               3.79%                 5.21%
Portfolio turnover rate(2)<F15>                  342%              1,624%                  212%

(1)<F14>   Commenced operations on February 23, 2001.
(2)<F15>   Not annualized for periods less than a full year.
(3)<F16> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.58%, 1.02% and 2.64% and the ratio of net investment income to average net assets would have been 3.21%, 3.14% and 2.87% for the periods ended December 31, 2002, June 30, 2002 and June 30, 2001, respectively.
(4)<F17>   Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                OPPORTUNITY FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Small cap stocks posted very weak results over the first six months of the fiscal year after being the lone bright spot in the equity markets over the last two years. After hitting recent lows in early October, the small cap equity markets ended 2002 on a positive note posting positive returns over the last three months of the calendar year. However, the strong finish was not enough to undo the damage incurred through early October when the equity markets reached multi-year lows. The Opportunity Fund returned -19.34% over the first six months of the fiscal year (July 1 - December 31) while the Fund's benchmark, the Russell 2000 Value Index, returned -17.42% for the period.

PORTFOLIO REVIEW

Most sectors of the market struggled over the last six months, but the Fund was particularly hurt by its exposure to the more cyclical sectors, such as materials and processing, industrial services and producer manufacturing. On a relative basis, the REIT, utility and finance sectors, where the Fund was underweight, performed well in the period. We believed that there was more opportunity in the cyclical stocks, as valuations were more attractive than some of the names in the more stable areas of the market (e.g. REITS, utilities and finance). As investors sought safety in the volatile market, they have pushed valuations in the stable sectors to historical highs. Conversely, indiscriminate selling has pushed cyclical names down to levels where they are dominating our valuation screens. We believe that the combination of low interest rates and an improving profit outlook will work in tandem to unlock the value in the more cyclical areas of the market.

The valuation characteristics of the Fund remain excellent compared to the broad market. The Fund boasts lower price-to-earnings ratio and price-to-book ratio valuations combined with a higher return on equity, which should reward investors over time. The overall market also seems attractive on a nominal basis. A mid-teen price-to-earnings ratio on depressed earnings and interest rates at or near all time lows sets the stage for a broad market recovery.

We have increased consumer durables exposure in the Fund adding to existing positions. We finished building new positions in Ethan Allen and Furniture Brands and we added to our Clayton Homes stake. All three stocks were depressed by the double dip recession fears in 2002.

Technology exposure also rose modestly in recent months. In the third quarter earnings releases, we saw the first signs of strength in technology in some time. In response to the encouraging reports, we added to most of our technology names. A notable exception was Gateway, which we sold on disappointing news.

We sold two names in the materials and processing sector, reducing our exposure by 5%. We finished selling Cytec Industries due to growing concerns over lead paint litigation. We also sold Crompton Corp. after allegations arose over possible collusion in the rubber chemicals industry.

PORTFOLIO HIGHLIGHTS-RECENT WINNERS*<F18>

Below are brief summaries of several individual stocks that had a positive impact on performance for the first six months of the fiscal year.

   o DYCOM INDUSTRIES, INC. (DY) (+13.34%) provides engineering and construction services to the cable and telecommunications industries. The stock performed well over the last six months as investors began to look beyond the current cable and telecommunications spending slowdown to the eventual recovery. Despite the downturn, Dycom remains profitable and debt-free.

   o PROASSURANCE CORP. (PRA) (+19.32%) is a medical malpractice insurance company. The industry has been hammered by rising losses because of high jury awards. PRA responded by aggressively raising its rates, and two straight years of 20%+ increases in rates are beginning to bear fruit. In addition, a secondary stock offering gave management the chance to get its story out and investors responded favorably.

   o NCI BUILDING SYSTEMS, INC. (NCS) (+22.58%) manufactures and markets metal building and framing systems, self-storage buildings, overhead doors and other components for the residential, commercial, industrial and agricultural markets. Strong second half performance was a function of both a recovery from a disappointing first half earnings release and a pair of positive earnings surprises.

   o BLACK BOX CORP. (BBOX) (+10.12%) is involved in the design, building, and maintenance of network infrastructure systems. A better than expected earnings report in October fueled its strong performance.

       TEN LARGEST HOLDINGS AS OF 12/31/02

       NAME                                         TICKER     POSITION SIZE
       ----                                         ------     -------------
       Clayton Homes, Inc.                           CMH            3.1%
       Noble Energy, Inc.                            NBL            3.1%
       MAXIMUS, Inc.                                 MMS            3.1%
       Furniture Brands International, Inc.          FBN            2.9%
       Casey's General Stores, Inc.                  CASY           2.9%
       Dycom Industries, Inc.                         DY            2.7%
       Spartech Corp.                                SEH            2.6%
       Texas Industries, Inc.                        TXI            2.6%
       Vectren Corp.                                 VVC            2.6%
       Snap-on Inc.                                  SNA            2.6%

SUMMARY

Despite a disappointing 2002, we are very pleased with how well the Fund has held up over the last several years. Since the end of February 2000, when relative performance of the small cap value sector bottomed, the Fund has advanced 27.3% compared to a 20.0% advance for the Russell 2000 Value Index and a 31.1% decline for the Russell 2000 Index. For reference, the S&P 500 Index returned -33.4% and the NASDAQ Composite Index declined 71.6% over the same time period.

Looking forward, we are increasingly confident that the Fund will participate fully in any market advance. When the market senses a pick-up in economic activity, the Fund seems to respond well. For example, there were a number of encouraging economic statistics released in November. As investors sought companies that would benefit from an improved economy, the Russell 2000 Value Index jumped 8% in the month and the Fund advanced 11%. As we move into 2003, we look for a massive stimulus package from the federal government in advance of the 2004 elections and some resolution to the political tensions in the Middle East as possible drivers of an economic recovery.

As always, we appreciate your confidence and investment in the Opportunity Fund.

Regards,

/s/David R. Milroy

David R. Milroy
Reams Asset Management Company, LLC

*<F18> The Fund is actively managed. The stocks mentioned may or may not be currently held by the Fund.
..
INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

                     Frontegra               Russell          Russell 2000
    Date          Opportunity Fund         2000 Index          Value Index
    ----          ----------------         ----------          -----------
   7/31/97*<F19>      $100,000               $100,000            $100,000
   9/30/97            $109,900               $109,774            $108,344
  12/31/97            $108,269               $106,098            $110,165
   3/31/98            $116,471               $116,770            $119,364
   6/30/98            $108,032               $111,325            $115,053
   9/30/98             $89,248                $88,898             $94,485
  12/31/98             $97,301               $103,396            $103,057
   3/31/99             $87,352                $97,787             $93,067
   6/30/99            $107,619               $112,994            $108,476
   9/30/99            $100,023               $105,851             $99,992
  12/31/99            $100,439               $125,375            $101,524
   3/31/00             $97,911               $134,257            $105,404
   6/30/00            $100,439               $129,182            $107,461
   9/30/00            $109,447               $130,610            $115,349
  12/31/00            $121,261               $121,587            $124,698
   3/31/01            $118,446               $113,677            $125,910
   6/30/01            $133,604               $129,920            $140,562
   9/30/01            $117,147               $102,910            $121,819
  12/31/01            $141,054               $124,610            $142,187
   3/31/02            $154,357               $129,573            $155,807
   6/30/02            $147,949               $118,751            $152,504
   9/30/02            $113,698                $93,339            $120,035
  12/31/02            $119,334                $99,085            $125,941

*<F19>  7/31/97 commencement of operations.

Portfolio Total Return**<F20>
FOR THE PERIOD ENDED 12/31/02
----------------------------------------
ONE YEAR                        (15.40)%

FIVE YEAR
AVERAGE ANNUAL                     1.97%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     3.31%

This chart assumes an initial gross investment of $100,000 made on 7/31/97 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.

The Russell 2000 Value Index is comprised of those securities in the Russell 2000 Index which have lower price-to-book ratios and lower forecasted growth values.

**<F20> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS
December 31, 2002 (Unaudited)

Number of Shares                                                         Value
----------------                                                         -----
             COMMON STOCKS  98.1%

             Aerospace  1.0%
   42,100    BE Aerospace, Inc.*<F21>                              $   153,244
                                                                   -----------

             Apparel Manufacturer  1.4%
   30,400    Tommy Hilfiger Corp.*<F21>                                211,280
                                                                   -----------

             Banks and Savings & Loans  11.7%
   18,700    Brookline Bancorp, Inc.                                   222,530
   21,500    The Colonial BancGroup, Inc.                              256,495
   10,300    Commercial Federal Corp.                                  240,505
   10,600    FirstFed Financial Corp.*<F21>                            306,870
   18,600    Local Financial Corp.*<F21>                               272,490
   18,300    Sovereign Bancorp, Inc.                                   257,115
   12,700    Waypoint Financial Corp.                                  226,060
                                                                   -----------
                                                                     1,782,065
                                                                   -----------

             Building Products  7.1%
   16,100    NCI Building Systems, Inc.*<F21>                          351,302
   16,500    Texas Industries, Inc.                                    400,950
   12,600    York International Corp.                                  322,182
                                                                   -----------
                                                                     1,074,434
                                                                   -----------

             Chemicals  7.2%
   12,600    Albemarle Corp.                                           358,470
   13,650    Ferro Corp.                                               333,469
   19,500    Spartech Corp.                                            402,285
                                                                   -----------
                                                                     1,094,224
                                                                   -----------

             Coal  1.8%
   27,800    Massey Energy Co.                                         270,216
                                                                   -----------

             Computers & Software  1.5%
   29,600    MSC.Software Corp.*<F21>                                  228,512
                                                                   -----------

             Consulting Services  3.1%
   17,800    MAXIMUS, Inc.*<F21>                                       464,580
                                                                   -----------

             Consumer Durables  2.6%
   14,100    Snap-on Inc.                                              396,351
                                                                   -----------

             Diversified Manufacturing  2.6%
   11,800    Sensient Technologies Corp.                               265,146
    8,800    Tredegar Corp.                                            132,000
                                                                   -----------
                                                                       397,146
                                                                   -----------

             Electronic Technology  4.3%
   13,900    Belden Inc.                                               211,558
   24,200    CTS Corp.                                                 187,550
   28,600    KEMET Corp.*<F21>                                         249,964
                                                                   -----------
                                                                       649,072
                                                                   -----------

             Home Furnishings  4.9%
    9,000    Ethan Allen Interiors Inc.                                309,330
   18,400    Furniture Brands International, Inc.*<F21>                438,840
                                                                   -----------
                                                                       748,170
                                                                   -----------

             Housing  4.9%
   94,800    Champion Enterprises, Inc.*<F21>                          270,180
   38,900    Clayton Homes, Inc.                                       473,802
                                                                   -----------
                                                                       743,982
                                                                   -----------

             Human Resources  3.3%
    5,500    CDI Corp.*<F21>                                           148,390
   64,900    MPS Group, Inc.*<F21>                                     359,546
                                                                   -----------
                                                                       507,936
                                                                   -----------

             Industrial Services  2.7%
   30,900    Dycom Industries, Inc.*<F21>                              409,425
                                                                   -----------

             Insurance  1.8%
   13,000    ProAssurance Corp.*<F21>                                  273,000
                                                                   -----------

             Machinery  4.1%
   39,400    JLG Industries, Inc.                                      296,682
   28,300    Joy Global Inc.*<F21>                                     318,658
                                                                   -----------
                                                                       615,340
                                                                   -----------

             Medical Instruments  1.0%
    5,800    Datascope Corp.                                           143,846
                                                                   -----------

             Metal Products  3.5%
   12,900    Precision Castparts Corp.                                 312,825
    6,500    Quanex Corp.                                              217,750
                                                                   -----------
                                                                       530,575
                                                                   -----------

             Networking Products  2.2%
    7,600    Black Box Corp.                                           340,480
                                                                   -----------

             Oil & Gas  5.7%
   12,500    Noble Energy, Inc.                                        469,375
   17,400    Vectren Corp.                                             400,200
                                                                   -----------
                                                                       869,575
                                                                   -----------

             Printing & Publishing  2.4%
   11,900    Banta Corp.                                               372,113
                                                                   -----------

             Producer Manufacturing  3.9%
   35,600    Buckeye Technologies Inc.*<F21>                           218,940
   13,300    HON INDUSTRIES Inc.                                       376,124
                                                                   -----------
                                                                       595,064
                                                                   -----------

             Rehabilitation Centers  1.6%
   12,700    RehabCare Group, Inc.*<F21>                               242,316
                                                                   -----------

             Retailing & Restaurants  4.5%
   35,800    Casey's General Stores, Inc.                              437,118
   10,500    IHOP Corp.*<F21>                                          252,000
                                                                   -----------
                                                                       689,118
                                                                   -----------

             Semiconductor Equipment  1.5%
   23,600    Credence Systems Corp.*<F21>                              220,188
                                                                   -----------

             Telecommunications Equipment  2.0%
   29,400    Andrew Corp.*<F21>                                        302,232
                                                                   -----------

             Transportation  3.8%
    9,100    Arkansas Best Corp.*<F21>                                 236,427
   12,100    USFreightways Corp.                                       347,875
                                                                   -----------
                                                                       584,302
                                                                   -----------
             TOTAL COMMON STOCKS
               (cost $15,894,208)                                   14,908,786
                                                                   -----------

Principal Amount
----------------

             SHORT-TERM INVESTMENTS  2.0%

             Variable Rate Demand Notes  2.0%
 $204,252    American Family Financial Services Inc., 1.0415%          204,252
    9,341    Wisconsin Corporate Central Credit Union, 1.0900%           9,341
   83,930    Wisconsin Electric Power Co., 1.0414%                      83,930
                                                                   -----------
                                                                       297,523
                                                                   -----------

             TOTAL SHORT-TERM INVESTMENTS
               (cost $297,523)                                         297,523
                                                                   -----------

             TOTAL INVESTMENTS  100.1%
               (cost $16,191,731)                                   15,206,309

             Liabilities, less Other Assets  (0.1)%                    (10,062)
                                                                   -----------

             NET ASSETS  100.0%                                    $15,196,247
                                                                   -----------
                                                                   -----------

*<F21>  Non-income producing

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

ASSETS:
Investments at value (cost $16,191,731)                            $15,206,309
Cash                                                                     1,040
Interest and dividend receivable                                        10,199
Other assets                                                             1,615
                                                                   -----------
Total assets                                                        15,219,163
                                                                   -----------

LIABILITIES:
Accrued investment advisory fee                                          2,820
Accrued expenses                                                        20,096
                                                                   -----------
Total liabilities                                                       22,916
                                                                   -----------
NET ASSETS                                                         $15,196,247
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $16,380,118
Undistributed net investment income                                      3,179
Undistributed net realized loss                                       (201,628)
Net unrealized depreciation on investments                            (985,422)
                                                                   -----------
NET ASSETS                                                         $15,196,247
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                                 624,848
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $24.32
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2002
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends                                                       $    74,832
Interest                                                              2,080
                                                                -----------
                                                                     76,912
                                                                -----------

EXPENSES:
Investment advisory fees                                             47,197
Fund administration and accounting fees                              25,208
Audit fees                                                            6,968
Shareholder servicing fees                                            5,876
Custody fees                                                          5,396
Legal fees                                                            4,808
Federal and state registration fees                                   3,140
Directors' fees and related expenses                                  2,017
Reports to shareholders                                               1,276
Amortization of organizational costs                                    656
Other                                                                   502
                                                                -----------
Total expenses before waiver                                        103,044
Waiver of expenses by Adviser                                       (37,694)
                                                                -----------
Net expenses                                                         65,350
                                                                -----------
NET INVESTMENT INCOME                                                11,562
                                                                -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                    128,292
Change in net unrealized
  appreciation/depreciation on investments                       (3,378,300)
                                                                -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                            (3,250,008)
                                                                -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $(3,238,446)
                                                                -----------
                                                                -----------

See notes to financial statements.

Frontegra Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                               SIX MONTHS ENDED
                                              DECEMBER 31, 2002    YEAR ENDED
                                                 (UNAUDITED)      JUNE 30, 2002
                                              -----------------   -------------

OPERATIONS:
Net investment income                            $    11,562      $    83,863
Net realized gain on investments                     128,292        3,327,152
Change in net unrealized
  appreciation/depreciation on investments        (3,378,300)        (974,890)
                                                 -----------      -----------
Net increase (decrease) in net assets
  resulting from operations                       (3,238,446)       2,436,125
                                                 -----------      -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                (71,224)         (66,837)
Net realized gain on investments                  (3,542,732)        (655,364)
                                                 -----------      -----------
Net decrease in net assets resulting
  from distributions paid                         (3,613,956)        (722,201)
                                                 -----------      -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                        1,366,299        1,575,662
Shares issued to holders in
  reinvestment of distributions                    3,608,707          722,201
Shares redeemed                                       (8,232)      (5,317,325)
                                                 -----------      -----------
Net increase (decrease) in net assets
  resulting from capital share transactions        4,966,774       (3,019,462)
                                                 -----------      -----------

TOTAL DECREASE IN NET ASSETS                      (1,885,628)      (1,305,538)

NET ASSETS:
Beginning of period                               17,081,875       18,387,413
                                                 -----------      -----------
End of period
  (includes undistributed
  net investment income of
  $3,179 and $62,841, respectively)              $15,196,247      $17,081,875
                                                 -----------      -----------
                                                 -----------      -----------

See notes to financial statements.

Frontegra Opportunity Fund
FINANCIAL HIGHLIGHTS

                                        SIX MONTHS                                                    EIGHT
                                          ENDED           YEAR           YEAR           YEAR          MONTHS          YEAR
                                       DECEMBER 31,      ENDED          ENDED          ENDED          ENDED          ENDED
                                           2002         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,     OCTOBER 31,
                                       (UNAUDITED)        2002           2001           2000           1999           1998
                                       -----------      --------       --------       --------       --------     -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $39.48         $37.02         $28.21         $32.02         $27.93         $32.22

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                       0.01           0.16           0.42           0.27           0.07           0.26
Net realized and unrealized
  gain (loss) on investments               (7.60)          3.73           8.84          (2.44)          4.23          (4.52)
                                        --------       --------       --------       --------       --------       --------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                    (7.59)          3.89           9.26          (2.17)          4.30          (4.26)
                                        --------       --------       --------       --------       --------       --------

LESS DISTRIBUTIONS
  PAID:
From net investment income                 (0.15)         (0.13)         (0.45)         (0.22)         (0.21)         (0.03)
From net realized gain
  on investments                           (7.42)         (1.30)            --          (1.42)            --             --
                                        --------       --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS PAID                   (7.57)         (1.43)         (0.45)         (1.64)         (0.21)         (0.03)
                                        --------       --------       --------       --------       --------       --------

NET ASSET VALUE,
  END OF PERIOD                           $24.32         $39.48         $37.02         $28.21         $32.02         $27.93
                                        --------       --------       --------       --------       --------       --------
                                        --------       --------       --------       --------       --------       --------

TOTAL RETURN(1)<F22>                    (19.34)%         10.74%         33.02%        (6.67)%         15.49%       (13.24)%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                         $15,196        $17,082        $18,387        $18,204        $17,211         $6,827
Ratio of expenses to
  average net assets(2)<F23>(3)<F24>       0.90%          0.90%          0.90%          0.90%          0.90%          0.90%
Ratio of net investment
  income to average
  net assets(2)<F23>(3)<F24>               0.16%          0.44%          1.05%          0.97%          1.00%          0.92%
Portfolio turnover rate(1)<F22>              15%            64%            81%            64%            38%            54%

(1)<F22>  Not annualized for periods less than a full year.
(2)<F23> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.42%, 1.28%, 1.33%, 1.44%, 1.73% and 2.53%
          and the ratio of net investment income (loss) to average net assets would have been (0.36)%, 0.06%, 0.62%, 0.43%, 0.17% and (0.71)% for the periods ended December 31, 2002, June 30, 2002, June 30, 2001, June 30, 2000, June 30, 1999 and October 31, 1998, respectively.
(3)<F24>  Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                  GROWTH FUND

REPORT FROM NORTHERN CAPITAL MANAGEMENT, LLC:

The stock market's performance during the last three months of 2002 provided evidence that the bear market may finally have ended. With the S&P 500 Index up 8.4% in the quarter, it was encouraging to see investors move back into equities after three years of negative returns. Catalysts for the change in investor sentiment included attractive valuations for equities, improving earnings growth, continued economic strength and the prospect for fiscal policy initiatives.

We believe these trends will continue into 2003, although the market will likely be quite volatile until there is more certainty about the outcome of the confrontation with Iraq. It is encouraging to see that corporations are once again reporting accelerating income growth, as the fourth quarter of 2002 marked three consecutive quarters of positive earnings increases and faster growth. While fourth quarter GDP estimates signaled slower growth than the strong 4% level reported in the third quarter, this effect should be offset by positive news on tax and savings policies. The Bush economic stimulus plan would put money in individual's pockets, improve capital spending and provide needed support for the stock market.

The positive news during the fourth quarter was not enough to offset a horrible third quarter, and for the last six months of the year, the market was down over 10%, while our Fund was down a little over 8%. This marked the third year in a row of negative returns, and was also the third consecutive year of having growth stocks do significantly worse than the broader market indices (like the S&P 500 Index). While we did a good job of avoiding a lot of the biggest problems during the poor markets in 2000 and 2001, we were less successful in 2002. The biggest problem during the year was that we had bullish expectations for the economy and for the stock market. As we discussed in our last letter, while our expectations for the economy and profits proved accurate, negative investor sentiment due to concerns about management and accounting integrity pushed stocks down well beyond our expectations. In fact, the stocks we anticipated to provide the highest returns in a market recovery proved to be very poor performers in this type of environment.

                                             SIX MONTHS      CALENDAR       CALENDAR       CALENDAR       TRAILING
                                               ENDED           YEAR           YEAR           YEAR          THREE
                                              12/31/02         2002           2001           2000          YEARS
                                             ----------      --------       --------       --------       --------
   FRONTEGRA GROWTH FUND                       (8.23)%       (33.02)%        (0.51)%        (9.51)%       (39.70)%
   S&P 500 Index                              (10.30)%       (22.10)%       (11.88)%        (9.09)%       (37.61)%
   Russell 1000 Growth Index                   (8.73)%       (31.53)%       (20.42)%       (22.42)%       (55.48)%
   Fund vs. S&P 500 Index                      +2.07%        -10.92%        +11.37%         -0.42%         -2.09%
   Fund vs. Russell 1000 Growth Index          +0.50%         -1.49%        +19.91%        +12.91%        +15.78%

While our results for the full year 2002 were disappointing, we believe that the worst is behind us for growth stock investing. After three years of underperforming the broad market, we expect growth stocks to provide better returns than the overall market over the intermediate term. This should provide a much more positive environment for us to operate within, and allow our stock selection process to outperform both growth stocks and the broad market.

OUTLOOK FOR 2003

We continue to believe that our focus on high quality, market leading companies selling at attractive valuations will allow us to outperform the market in most environments. We also have not forgotten the lessons learned earlier this year, and continue to monitor sentiment and technical factors more closely in an effort to avoid buying good companies at prices we believe to be attractive, only to find that we were too early.

Despite the good news, there are still issues that concern investors as we enter 2003. The confrontations with Iraq and North Korea combined with the ongoing war on terrorism create investor uncertainty about energy prices and consumer confidence. Current market expectations are that the situation in Iraq should become clear sometime during next two months, and we believe a reduction in this uncertainty would be a major positive for stocks. The ongoing risk of further terrorist action will continue to impact valuations among the travel and leisure stocks, although current sentiment already discounts a lot of potential problems. Finally, signs of slower consumer spending during the fourth quarter of 2002 bears watching as it relates to consumer-related stocks.

Overall, however, we are optimistic about the market's prospects in 2003. We believe earnings and economic growth will continue to build upon the improvements we have seen in the second half of 2002. Improved earnings levels should lead to stronger capital spending, rejuvenating the prospects for many companies in the technology area. The Bush administration appears committed to accelerating tax cuts, potentially even extending them by reducing taxes on dividends and increasing 401(k) savings limits. When combined with current attractive valuation levels, these numerous positive factors should lead to solid gains in stocks in 2003.

PORTFOLIO CHARACTERISTICS

The Fund's characteristics reflect our commitment to disciplined growth stock investing. The portfolio has better historical earnings per share (EPS) growth rates than the market (17% versus 8%), better expected EPS growth over the next year (16% versus 13%), and better historical sales growth (18% versus 14%). Despite these favorable fundamental characteristics, the Fund's current price-to-earnings ratio (P/E) of 18.5x is essentially in line with the S&P 500 Index's P/E of 17.7x.

From a sector weighting standpoint, we have overweighted positions in the healthcare and the telecommunications & media sectors. In both cases, our expected growth rates for the companies in these sectors are generally much higher than is currently being discounted by the market. We also believe that stock prices in the telecommunications & media sector are being weighed down by concerns about debt levels and accounting - issues that we do not think have any long-term implications for the industry leading companies we hold in your portfolio. We are also modestly overweighted to technology stocks, with a primary focus on software and semiconductor stocks.

We are modestly under-weighted in the consumer staples, financials, energy, industrials and utilities sectors at the present time. We are somewhat concerned that these areas (which have generally performed better than the broad market) will represent areas that investors will rotate away from as more evidence of an economic recovery surfaces and earnings growth re-accelerates.

       TEN LARGEST HOLDINGS AS OF 12/31/02

       NAME                                    TICKER      POSITION SIZE
       ----                                    ------      -------------
       Pfizer, Inc.                             PFE             4.8%
       General Electric Co.                      GE             3.9%
       Bristol-Myers Squibb Co.                 BMY             3.5%
       Microsoft Corp.                          MSFT            3.2%
       Kohl's Corp.                             KSS             3.2%
       Omnicom Group Inc.                       OMC             3.1%
       Liberty Media Corp. - Class A             L              3.0%
       American International Group, Inc.       AIG             3.0%
       AOL Time Warner Inc.                     AOL             2.8%
       Washington Mutual, Inc.                   WM             2.7%

SUMMARY

We realize that it is easy to lose confidence during prolonged periods of poor market returns. However, it is often the case that unusually bad periods create significant opportunities. We think that is true this time as well. We are confident in the market and in ourselves as investment managers, and we could not state this more strongly than by senior management's decision to purchase the remaining controlling interest in our firm in January, 2003. We believe that this purchase demonstrates our commitment to you, our clients, as well as to ourselves. Our team looks forward to providing you with high-quality investment management services for many years to come.

We thank you for your continued support, and we encourage you to e-mail or write with comments or questions about your Fund.

Sincerely,

/s/Daniel T. Murphy        /s/Brian A. Hellmer          /s/Stephen L. Hawk

Daniel T. Murphy, CFA      Brian A. Hellmer, CFA        Stephen L. Hawk, Ph.D.
President and Chief        Director of Research         Chairman and
Investment Officer         Northern Capital             Chief Executive Officer
Northern Capital             Management, LLC            Northern Capital
  Management, LLC          brian.hellmer@norcap.com       Management, LLC
dan.murphy@norcap.com                                   steve.hawk@norcap.com

INVESTMENT HIGHLIGHTS

Growth of a $10,000 Investment

        Date            Frontegra Growth Fund          S&P 500 Stock Index
        ----            ---------------------          -------------------
       3/18/98*<F25>           $10,000                       $10,000
       3/31/98                 $10,110                       $10,152
       6/30/98                 $10,200                       $10,488
       9/30/98                  $8,580                        $9,444
      12/31/98                 $10,894                       $11,456
       3/31/99                 $11,314                       $12,026
       6/30/99                 $11,945                       $12,874
       9/30/99                 $11,264                       $12,070
      12/31/99                 $13,616                       $13,866
       3/31/00                 $14,179                       $14,184
       6/30/00                 $13,777                       $13,807
       9/30/00                 $13,948                       $13,673
      12/31/00                 $12,322                       $12,603
       3/31/01                 $11,696                       $11,109
       6/30/01                 $12,599                       $11,759
       9/30/01                 $10,393                       $10,033
      12/31/01                 $12,259                       $11,105
       3/31/02                 $11,076                       $11,136
       6/30/02                  $8,947                        $9,644
       9/30/02                  $7,446                        $7,978
      12/31/02                  $8,211                        $8,651

*<F25>  3/18/98 commencement of operations.

Portfolio Total Return**<F26>
FOR THE PERIOD ENDED 12/31/02
----------------------------------------
ONE YEAR                        (33.02)%

SINCE COMMENCEMENT
AVERAGE ANNUAL                   (4.03)%

This chart assumes an initial gross investment of $10,000 made on 3/18/98 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index includes 500 common stocks, most of which are listed on The New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

**<F26> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 2002 (Unaudited)

Number of Shares                                                         Value
----------------                                                         -----
             COMMON STOCKS  96.2%

             Advertising  3.1%
   6,775     Omnicom Group Inc.                                    $   437,665
                                                                   -----------

             Aerospace  2.6%
   4,625     General Dynamics Corp.                                    367,086
                                                                   -----------

             Banks and Savings & Loans  4.7%
   7,200     State Street Corp.                                        280,800
  11,250     Washington Mutual, Inc.                                   388,463
                                                                   -----------
                                                                       669,263
                                                                   -----------

             Commercial Services  1.6%
   5,600     H&R Block, Inc.                                           225,120
                                                                   -----------

             Computers & Software  6.8%
  10,950     Dell Computer Corp.*<F27>                                 292,803
   8,750     Microsoft Corp.*<F27>                                     452,375
   5,475     Seagate Technology, Inc. Tax Refund Right                      --
  29,350     Siebel Systems, Inc.*<F27>                                219,538
                                                                   -----------
                                                                       964,716
                                                                   -----------

             Cosmetics & Toiletries  1.7%
   4,600     Colgate-Palmolive Co.                                     241,178
                                                                   -----------

             Data Processing  3.8%
   7,350     First Data Corp.                                          260,263
   8,300     Fiserv, Inc.*<F27>                                        281,785
                                                                   -----------
                                                                       542,048
                                                                   -----------

             Electronic Components  3.6%
  28,950     Flextronics International Ltd.*<F27>                      237,101
  17,450     Intel Corp.                                               271,697
                                                                   -----------
                                                                       508,798
                                                                   -----------

             Financial  7.9%
  25,225     The Charles Schwab Corp.                                  273,691
   8,250     Citigroup Inc.                                            290,317
   4,700     Fannie Mae                                                302,351
  12,925     MBNA Corp.                                                245,834
                                                                   -----------
                                                                     1,112,193
                                                                   -----------

             Food & Beverages  3.2%
   8,100     Kraft Foods Inc. - Class A                                315,333
   3,200     PepsiCo, Inc.                                             135,104
                                                                   -----------
                                                                       450,437
                                                                   -----------

             Industrial Gases  1.6%
   3,900     Praxair, Inc.                                             225,303
                                                                   -----------

             Insurance  3.0%
   7,350     American International Group, Inc.                        425,197
                                                                   -----------

             Media & Entertainment  5.8%
  30,000     AOL Time Warner Inc.*<F27>                                393,000
  47,575     Liberty Media Corp. - Class A*<F27>                       425,321
                                                                   -----------
                                                                       818,321
                                                                   -----------

             Medical Instruments  1.9%
   6,300     Boston Scientific Corp.*<F27>                             267,876
                                                                   -----------

             Medical Laboratories  2.7%
   6,700     Quest Diagnostics Inc.*<F27>                              381,230
                                                                   -----------

             Multi-Sector Companies  6.1%
  29,700     Cendant Corp.*<F27>                                       311,256
  22,725     General Electric Co.                                      553,354
                                                                   -----------
                                                                       864,610
                                                                   -----------

             Networking Products  2.5%
  26,600     Cisco Systems, Inc.*<F27>                                 348,460
                                                                   -----------

             Oil & Gas  3.8%
   7,750     Anadarko Petroleum Corp.                                  371,225
   4,100     Schlumberger Ltd.                                         172,569
                                                                   -----------
                                                                       543,794
                                                                   -----------

             Pharmaceuticals  21.2%
   7,950     Abbott Laboratories                                       318,000
   6,200     Allergan, Inc.                                            357,244
   5,475     Biogen, Inc.*<F27>                                        219,328
  21,575     Bristol-Myers Squibb Co.                                  499,461
   2,300     Forest Laboratories, Inc.*<F27>                           225,906
   9,550     Genentech, Inc.*<F27>                                     316,678
  13,900     McKesson Corp.                                            375,717
  22,375     Pfizer Inc.                                               684,004
                                                                   -----------
                                                                     2,996,338
                                                                   -----------

             Retailing & Restaurants  5.5%
  13,700     The Home Depot, Inc.                                      328,252
   8,000     Kohl's Corp.*<F27>                                        447,600
                                                                   -----------
                                                                       775,852
                                                                   -----------

             Semiconductor Equipment  1.2%
  13,000     Applied Materials, Inc.*<F27>                             169,390
                                                                   -----------

             Telecommunications  1.9%
  60,750     Sprint Corp. (PCS Group)*<F27>                            266,085
                                                                   -----------

             TOTAL COMMON STOCKS
               (cost $15,239,582)                                   13,600,960
                                                                   -----------

Principal Amount
----------------
             SHORT-TERM INVESTMENTS  2.1%

             Variable Rate Demand Notes  2.1%
$111,954     American Family Financial Services Inc., 1.0415%          111,954
 187,582     Wisconsin Corporate Central Credit Union, 1.0900%         187,582
                                                                   -----------
                                                                       299,536
                                                                   -----------

             TOTAL SHORT-TERM INVESTMENTS
               (cost $299,536)                                         299,536
                                                                   -----------

             TOTAL INVESTMENTS  98.3%
               (cost $15,539,118)                                   13,900,496

             Other Assets, less Liabilities  1.7%                      237,254
                                                                   -----------

             NET ASSETS  100.0%                                    $14,137,750
                                                                   -----------
                                                                   -----------

*<F27>  Non-income producing

See notes to financial statements.

Frontegra Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

ASSETS:
Investments at value (cost $15,539,118)                            $13,900,496
Cash                                                                   224,716
Interest and dividend receivable                                        18,720
Receivable for Fund shares issued                                        4,572
Receivable from Adviser                                                    314
Other assets                                                            13,699
                                                                   -----------
Total assets                                                        14,162,517
                                                                   -----------

LIABILITIES:
Accrued expenses                                                        24,767
                                                                   -----------
Total liabilities                                                       24,767
                                                                   -----------
NET ASSETS                                                         $14,137,750
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $20,603,548
Undistributed net investment income                                     25,583
Undistributed net realized loss                                     (4,852,759)
Net unrealized depreciation on investments                          (1,638,622)
                                                                   -----------
NET ASSETS                                                         $14,137,750
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                               1,774,275
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE           $7.97
                                                                         -----
                                                                         -----

See notes to financial statements.

Frontegra Growth Fund
STATEMENT OF OPERATIONS

                                                              SIX MONTHS ENDED
                                                             DECEMBER 31, 2002
                                                                (UNAUDITED)
                                                             -----------------
INVESTMENT INCOME:
Dividends                                                       $    80,243
Interest                                                              3,784
                                                                -----------
                                                                     84,027
                                                                -----------

EXPENSES:
Investment advisory fees                                             58,415
Fund administration and accounting fees                              25,024
Federal and state registration fees                                  12,132
Shareholder servicing fees                                            7,621
Audit fees                                                            6,968
Legal fees                                                            4,897
Custody fees                                                          4,744
Reports to shareholders                                               2,555
Directors' fees and related expenses                                  2,016
Other                                                                   489
                                                                -----------
Total expenses before waiver and reimbursement                      124,861
Waiver and reimbursement of expenses by Adviser                     (66,446)
                                                                -----------
Net expenses                                                         58,415
                                                                -----------
NET INVESTMENT INCOME                                                25,612
                                                                -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                 (1,819,688)
Change in net unrealized
  appreciation/depreciation on investments                          477,182
                                                                -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS                                            (1,342,506)
                                                                -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $(1,316,894)
                                                                -----------
                                                                -----------

See notes to financial statements.

Frontegra Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                            SIX MONTHS ENDED
                                            DECEMBER 31, 2002    YEAR ENDED
                                               (UNAUDITED)     JUNE 30, 2002
                                            -----------------  -------------

OPERATIONS:
Net investment income                         $    25,612       $    27,241
Net realized loss on investments               (1,819,688)       (2,796,108)
Change in net unrealized
  appreciation/depreciation on investments        477,182        (3,064,606)
                                              -----------       -----------
Net decrease in net assets
  resulting from operations                    (1,316,894)       (5,833,473)
                                              -----------       -----------

DISTRIBUTIONS
 PAID FROM:
Net investment income                             (24,919)          (31,018)
Net realized gain on investments                       --           (13,493)
                                              -----------       -----------
Net decrease in net assets resulting
  from distributions paid                         (24,919)          (44,511)
                                              -----------       -----------

CAPITAL SHARE
 TRANSACTIONS:
Shares sold                                       929,386         6,003,099
Shares issued to holders in
  reinvestment of distributions                    24,246            43,355
Shares redeemed                                  (969,934)       (1,608,114)
                                              -----------       -----------
Net increase (decrease) in net assets
  resulting from capital share transactions       (16,302)        4,438,340
                                              -----------       -----------

TOTAL DECREASE IN NET ASSETS                   (1,358,115)       (1,439,644)
                                              -----------       -----------

NET ASSETS:
Beginning of period                            15,495,865        16,935,509
                                              -----------       -----------
End of period
  (includes undistributed
  net investment income of
  $25,583 and $24,890, respectively)          $14,137,750       $15,495,865
                                              -----------       -----------
                                              -----------       -----------

See notes to financial statements.

Frontegra Growth Fund
FINANCIAL HIGHLIGHTS

                                        SIX MONTHS                                                    EIGHT
                                          ENDED           YEAR           YEAR           YEAR          MONTHS         PERIOD
                                       DECEMBER 31,      ENDED          ENDED          ENDED          ENDED          ENDED
                                           2002         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,     OCTOBER 31,
                                       (UNAUDITED)        2002           2001           2000           1999       1998(1)<F28>
                                       -----------      --------       --------       --------       --------     ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $ 8.70         $12.27         $13.69         $11.93         $ 9.29         $10.00

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                       0.01           0.01           0.02             --(5)<F32>   0.01           0.01
Net realized and unrealized
  gain (loss) on investments               (0.73)         (3.55)         (1.20)          1.82           2.64          (0.72)
                                         -------         ------         ------         ------         ------         ------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS                    (0.72)         (3.54)         (1.18)          1.82           2.65          (0.71)
                                         -------         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                 (0.01)         (0.02)            --(5)<F32>  (0.01)         (0.01)            --
From net realized gain
  on investments                              --          (0.01)         (0.24)         (0.05)            --             --
                                         -------         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                   (0.01)         (0.03)         (0.24)         (0.06)         (0.01)            --
                                         -------         ------         ------         ------         ------         ------

NET ASSET VALUE,
  END OF PERIOD                           $ 7.97         $ 8.70         $12.27         $13.69         $11.93         $ 9.29
                                         -------         ------         ------         ------         ------         ------
                                         -------         ------         ------         ------         ------         ------

TOTAL RETURN(2)<F29>                     (8.23)%       (28.98)%        (8.55)%         15.33%         28.58%        (7.10)%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period
  (in thousands)                         $14,138        $15,496        $16,936        $16,258         $4,619         $2,343
Ratio of expenses to
  average net assets(3)<F30>(4)<F31>       0.80%          0.80%          0.80%          0.80%          0.80%          0.80%
Ratio of net investment
  income to average
  net assets(3)<F30>(4)<F31>               0.35%          0.16%          0.19%          0.05%          0.16%          0.28%
Portfolio turnover rate(2)<F29>              45%           186%           219%           213%           106%            67%

(1)<F28>  Commenced operations on March 18, 1998.
(2)<F29>  Not annualized for periods less than a full year.
(3)<F30> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.71%, 1.59%, 1.54%, 1.89%, 4.52% and 9.23%, and the ratio of net investment loss to average net assets would have been (0.56)%, (0.63)%, (0.55)%, (1.04)%, (3.56)% and (8.15)% for the
          periods ended December 31, 2002, June 30, 2002, June 30, 2001, June 30, 2000, June 30, 1999 and October 31, 1998, respectively.
(4)<F31>  Annualized.
(5)<F32>  Less than one cent per share.

See notes to financial statements.

                                   FRONTEGRA
                                  HORIZON FUND

REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, LLC:

We are excited about the recent launch of the Frontegra Horizon Fund and appreciate your initial investment in the Fund. We are off to a strong start since we opened the Fund on August 30, 2002. From inception through year-end, the Fund has returned 6.20% compared to -1.47% for the Fund's benchmark, the Russell 2000 Index, which is a proxy for the broad market of small capitalization stocks.

Since the Fund is new to the Frontegra family of funds, we thought it would be instructive to review our investment process and provide a brief outlook for the Fund and for equities in general.

INVESTMENT PHILOSOPHY

Our portfolio management process is rooted in financial principles of the Cash Flow Return on Investment (CFROI) Valuation Framework. Those basic principles are that:

   o Reported accounting data can be misleading due to distortions in the income statement and balance sheet.

   o CFROI eliminates accounting distortions and measures the real economic return of a business.

   o CFROI and growth drive the near term net cash receipts of a business.

   o Sustainability of CFROI and growth drives the long-term net cash receipts of a business.

   o Over the long term, CFROI and growth fade towards the long-term competitive average (life cycle fade).

   o Life cycle fade recognizes that companies go through different stages over time. Those stages include development, growth, maturity and decline.

   o The value of a company is the present value of the net cash receipts generated from its existing business plus the present value of the net cash receipts generated from future investments.

   o Companies deliver excess returns to shareholders when they:

        -  Invest capital consistent with wealth creation principles

        - Deliver future CFROI and growth in excess of current market expectations.

Our investment discipline relies on the above principles to construct portfolios likely to deliver attractive risk adjusted returns. To achieve this goal we focus on stock selection and risk control.

STOCK SELECTION PROCESS

IronBridge's stock selection process begins with a proprietary process of determining where a company is in its life cycle. The life cycle position determines our path of research in terms of which value drivers are most important to future wealth creation. With our proprietary ranking system, we screen over 7,000 companies to identify the most attractive companies within each life cycle class. Among the most attractive screened companies we then determine whether capital investment is consistent with wealth creation. This process produces a manageable list of companies for which we apply extensive valuation work to determine whether the company is likely to beat CFROI and growth expectations embedded in the current share price. We like to buy companies whose management action is consistent with wealth creation and that are likely to beat expectations built into the current share price. Our core investment approach strives to own the best of growth stocks and the best of value stocks.

RISK CONTROL

In order to control risk, no single holding exceeds 5% of the portfolio. Additionally, the portfolio employs a proprietary dual diversification strategy, which diversifies holdings across industries and economic life cycle. The portfolio will not overweight or underweight any industry or life cycle class by more than 5%. We diversify across industries because we can't forecast market sentiment or industry winners and losers. We also diversify across life cycle because sentiment shifts between growth and value styles. Our research shows that traditionally defined growth or value portfolios perform about the same over the long term, but in the near term experience significant volatility relative to each other. We believe life cycle diversification provides a bridge linking the two styles and lowers portfolio volatility. Our thesis is that "dual diversification" will force our excess return to come from stock selection, not industry selection or style selection and result in high information ratios.

OUTLOOK FOR 2003

Our portfolio strategy, which is rooted in the concept of life cycle fade, identified early on that this economic recovery might be different. We expect a shift in capital investment from the private to the government sector. We did not expect corporations to follow through with large capital spending but we expected the government to partially fill the investment gap. So far, the government is filling the gap but not as quickly as we had hoped. We also did not think the consumer would lead the economy out of the recession since the consumer never stopped spending during the recession.

In the history of the U.S. market, there has been only one time in 104 years that equities have fallen four years in a row. Odds are 2003 will be positive. On a more fundamental note, it is clear to us that real corporate profitability and growth are recovering. The bear market has served its purpose by bankrupting many poorly managed companies and exposing fraud and unscrupulous behavior on Wall Street. The storm has pruned the forest and, with a little sunshine, we should get new growth in 2003.

One piece of sunshine is the tax cuts proposed by President Bush. Not only should they serve to lower the investor's discount rate, but the elimination of double taxation of dividends will re-tune the system, making it more honest and efficient. Companies will no longer have an excuse to retain cash. Investors will have an incentive to demand a growing dividend as a form of financial discipline and an indication that cash flow is really growing from the company's profitable investments. Dividends must be paid out of cash, not pro-forma or manipulated earnings. Therefore, companies must really generate cash in order to pay out growing dividends. A shift in investor focus toward dividends will force management to shift towards generating cash flow, not phantom earnings.

The greatest risk, of course, is a geopolitical one. An impending war with Iraq and an agitated North Korea may keep the "risk premium" priced into equity markets unsustainably high for a while. Once the outcome of the geopolitical uncertainty is known, equities could explode to the upside just as they did following the resolution of the Cuban missile crisis. Until a resolution with Iraq is apparent, markets could be very choppy. We expect a resolution before the end of 2003.

Regarding our portfolio strategy, we maintain our focus on stock selection and dual diversification across both industry and life cycle. We have identified multiple buy candidates in both healthcare and technology, which offer very attractive risk/reward potential price appreciation characteristics. We have also identified several high yielding companies that should benefit from the elimination of double taxation of dividends.

SUMMARY

We are optimistic that most of the wealth destruction of this historic bear market is behind us and that the capital markets have done their job of eliminating excess and fraudulent behavior, setting the stage for a new wealth creation cycle.

We are very excited about the prospects for the Horizon Fund. We appreciate your confidence in our approach and style of investing in small cap stocks and look forward to a long and mutually beneficial relationship with our shareholders.

Regards,

/s/Christopher Faber

Christopher Faber
IronBridge Capital Management, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment

     Date           Frontegra Horizon Fund         Russell 2000 Index
     ----           ----------------------         ------------------
   8/30/2002*<F33>         $100,000                     $100,000
   8/31/2002               $100,000                     $100,000
   9/30/2002                $95,200                      $92,820
  10/31/2002               $100,300                      $95,796
  11/30/2002               $108,700                     $104,345
  12/31/2002               $106,200                      $98,535

*<F33>  8/30/02 commencement of operations.

Portfolio Total Return**<F34>
FOR THE PERIOD ENDED 12/31/02
----------------------------------------
SINCE COMMENCEMENT                 6.20%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.

**<F34> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Frontegra Horizon Fund

SCHEDULE OF INVESTMENTS
December 31, 2002 (Unaudited)

Number of Shares                                                         Value
----------------                                                         -----
             COMMON STOCKS  99.6%

             Aerospace  2.3%
   1,425     Herley Industries, Inc.*<F35>                          $   24,806
                                                                    ----------

             Apparel Manufacturer  1.4%
     605     Oxford Industries, Inc.                                    15,518
                                                                    ----------

             Audio/Video Products  1.8%
     330     Harman International Industries, Inc.                      19,635
                                                                    ----------

             Banks and Savings & Loans  8.7%
     305     BOK Financial Corp.*<F35>                                   9,879
     405     Cathay Bancorp, Inc.                                       15,386
     500     Community Bank System, Inc.                                15,675
     360     Community First Bankshares, Inc.                            9,526
     690     Fulton Financial Corp.                                     12,185
     625     R&G Financial Corp. - Class B                              14,531
     450     Texas Regional Bancshares, Inc. - Class A                  15,994
                                                                    ----------
                                                                        93,176
                                                                    ----------

             Biomedical  7.0%
   2,530     Aksys, Ltd.*<F35>                                          13,409
     850     Cell Genesys, Inc.*<F35>                                    9,478
   1,945     CryoLife, Inc.*<F35>                                       13,284
     870     Exelixis, Inc.*<F35>                                        6,960
   3,345     Interpore International, Inc.*<F35>                        21,408
     430     Telik, Inc.*<F35>                                           5,014
   1,530     Vical Inc.*<F35>                                            5,309
                                                                    ----------
                                                                        74,862
                                                                    ----------

             Biotechnology  1.4%
   1,335     Embrex, Inc.*<F35>                                         14,856
                                                                    ----------

             Building Contractor  1.5%
     320     Centex Corp.                                               16,064
                                                                    ----------

             Chemicals  4.7%
     410     Cabot Corp.                                                10,881
   2,350     Methanex Corp.                                             19,693
   1,530     Symyx Technologies, Inc.*<F35>                             19,263
                                                                    ----------
                                                                        49,837
                                                                    ----------

             Computers & Software  11.6%
   1,890     Borland Software Corp.*<F35>                               23,247
     275     CACI International Inc. - Class A*<F35>                     9,801
   5,180     Cray, Inc.*<F35>                                           39,731
     385     Drexler Technology Corp.*<F35>                              4,851
   1,985     Overland Storage, Inc.*<F35>                               28,943
     770     Synaptics Inc.*<F35>                                        5,852
   2,120     TiVo Inc.*<F35>                                            11,088
                                                                    ----------
                                                                       123,513
                                                                    ----------

             E-Commerce  1.6%
   3,590     Stamps.com Inc.*<F35>                                      16,765
                                                                    ----------

             Electronic Components & Technology  5.6%
   3,805     Caliper Technologies Corp.*<F35>                           11,415
     570     Cubic Corp.                                                10,505
     720     InVision Technologies, Inc.*<F35>                          18,979
   1,525     KEMET Corp.*<F35>                                          13,329
   3,680     SatCon Technology Corp.*<F35>                               5,152
                                                                    ----------
                                                                        59,380
                                                                    ----------

             Energy  3.0%
     720     DQE, Inc.                                                  10,973
     970     Headwaters Inc.*<F35>                                      15,045
   3,390     Syntroleum Corp.*<F35>                                      5,865
                                                                    ----------
                                                                        31,883
                                                                    ----------

             Financial  2.6%
     290     A.G. Edwards, Inc.                                          9,558
     637     Doral Financial Corp.                                      18,218
                                                                    ----------
                                                                        27,776
                                                                    ----------

             Food & Beverages  1.6%
     845     Smithfield Foods, Inc.*<F35>                               16,765
                                                                    ----------

             Identification Systems  2.3%
   2,215     Identix Inc.*<F35>                                         11,407
   2,920     Viisage Technology, Inc.*<F35>                             12,994
                                                                    ----------
                                                                        24,401
                                                                    ----------

             Instruments of Measurement  5.4%
     520     Analogic Corp.                                             26,150
     780     BEI Technologies, Inc.                                      8,728
   1,795     Trimble Navigation Ltd.*<F35>                              22,420
                                                                    ----------
                                                                        57,298
                                                                    ----------

             Insurance  5.5%
   1,595     Alfa Corp.                                                 19,158
     740     Arthur J. Gallagher & Co.                                  21,741
     530     Fidelity National Financial, Inc.                          17,400
                                                                    ----------
                                                                        58,299
                                                                    ----------

             Investment Management  1.2%
     445     Eaton Vance Corp.                                          12,571
                                                                    ----------

             Machinery  1.1%
     870     Stewart & Stevenson Services, Inc.                         12,302
                                                                    ----------

             Medical Instruments  1.8%
     500     Techne Corp.*<F35>                                         14,284
     720     Thoratec Corp.*<F35>                                        5,494
                                                                    ----------
                                                                        19,778
                                                                    ----------

             Oil & Gas  6.8%
     455     Cabot Oil & Gas Corp.                                      11,275
      71     Cimarex Energy Co.*<F35>                                    1,271
   1,090     Energen Corp.                                              31,719
     765     Holly Corp.                                                16,715
   1,190     Matrix Service Co.*<F35>                                   11,210
                                                                    ----------
                                                                        72,190
                                                                    ----------

             Paper  0.6%
     600     Wausau-Mosinee Paper Corp.                                  6,732
                                                                    ----------

             Pharmaceuticals  3.3%
   1,370     Isis Pharmaceuticals, Inc.*<F35>                            9,028
   1,320     Ligand Pharmaceuticals Inc. - Class B*<F35>                 7,088
   1,160     Neurogen Corp.*<F35>                                        4,211
     455     Scios Inc.*<F35>                                           14,824
                                                                    ----------
                                                                        35,151
                                                                    ----------

             Real Estate Investment Trust  1.4%
   1,035     Corporate Office Properties Trust                          14,521
                                                                    ----------

             Retailing & Restaurants  2.9%
     440     Bob Evans Farms, Inc.                                      10,274
     315     Christopher & Banks Corp.*<F35>                             6,536
     585     Too Inc.*<F35>                                             13,759
                                                                    ----------
                                                                        30,569
                                                                    ----------

             Scientific Instruments  0.8%
     315     Varian Inc.*<F35>                                           9,037
                                                                    ----------

             Semiconductor Equipment  1.4%
   3,330     FSI International, Inc.*<F35>                              14,985
                                                                    ----------

             Steel  0.6%
     830     AK Steel Holding Corp.*<F35>                                6,640
                                                                    ----------

             Telecommunications  5.0%
   3,380     Applied Signal Technology, Inc.*<F35>                      40,053
   2,265     Lightbridge, Inc.*<F35>                                    13,930
                                                                    ----------
                                                                        53,983
                                                                    ----------

             Tobacco  1.3%
   2,370     DIMON Inc.                                                 14,220
                                                                    ----------

             Toys  1.4%
     615     Leapfrog Enterprises, Inc.*<F35>                           15,467
                                                                    ----------

             Transportation  2.0%
     515     Teekay Shipping Corp.                                      20,961
                                                                    ----------

             TOTAL COMMON STOCKS
               (cost $989,435)                                       1,063,941
                                                                    ----------

Principal Amount
----------------
             SHORT-TERM INVESTMENTS  1.7%

             Variable Rate Demand Notes  1.7%
 $10,858     American Family Financial Services Inc., 1.0415%           10,858
   7,483     Wisconsin Corporate Central Credit Union, 1.0900%           7,483
                                                                    ----------
                                                                        18,341
                                                                    ----------
             TOTAL SHORT-TERM INVESTMENTS
               (cost $18,341)                                           18,341
                                                                    ----------

             TOTAL INVESTMENTS  101.3%
               (cost $1,007,776)                                     1,082,282

             Liabilities, less Other Assets  (1.3)%                    (13,796)
                                                                    ----------

             NET ASSETS  100.0%                                     $1,068,486
                                                                    ----------
                                                                    ----------

*<F35>  Non-income producing

See notes to financial statements.

Frontegra Horizon Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)

ASSETS:
Investments at value (cost $1,007,776)                              $1,082,282
Cash                                                                       100
Interest and dividend receivable                                           860
Receivable from Adviser                                                  9,336
Other assets                                                             5,162
                                                                    ----------
Total assets                                                         1,097,740
                                                                    ----------

LIABILITIES:
Accrued expenses and other liabilities                                  29,254
                                                                    ----------
Total liabilities                                                       29,254
                                                                    ----------
NET ASSETS                                                          $1,068,486
                                                                    ----------
                                                                    ----------

NET ASSETS CONSIST OF:
Paid in capital                                                       $999,000
Undistributed net realized loss                                         (5,020)
Net unrealized appreciation on investments                              74,506
                                                                    ----------
NET ASSETS                                                          $1,068,486
                                                                    ----------
                                                                    ----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                                 100,576
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.62
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Horizon Fund
STATEMENT OF OPERATIONS

                                                            PERIOD ENDED
                                                     DECEMBER 31, 2002(1)<F36>
                                                            (UNAUDITED)
                                                     -------------------------
INVESTMENT INCOME:
Dividends(2)<F37>                                              $ 3,032
Interest                                                           288
                                                               -------
                                                                 3,320
                                                               -------

EXPENSES:
Fund administration and accounting fees                         16,104
Audit fees                                                       5,490
Custody fees                                                     4,514
Shareholder servicing fees                                       4,514
Federal and state registration fees                              3,660
Legal fees                                                       3,660
Investment advisory fees                                         3,018
Directors' fees and related expenses                             1,622
Reports to shareholders                                            976
Other                                                              122
                                                               -------
Total expenses before waiver and reimbursement                  43,680
Waiver and reimbursement of expenses by Adviser                (40,360)
                                                               -------
Net expenses                                                     3,320
                                                               -------
NET INVESTMENT INCOME                                               --
                                                               -------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                (5,020)
Change in net unrealized
  appreciation/depreciation on investments                      74,506
                                                               -------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                           69,486
                                                               -------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $69,486
                                                               -------
                                                               -------

(1)<F36>  Commenced operations on August 30, 2002.
(2)<F37>  Net of $37 in foreign withholding taxes.

See notes to financial statements.

Frontegra Horizon Fund
STATEMENT OF CHANGES IN NET ASSETS

                                                            PERIOD ENDED
                                                     DECEMBER 31, 2002(1)<F38>
                                                            (UNAUDITED)
                                                     -------------------------

OPERATIONS:
Net investment income                                        $       --
Net realized loss on investments                                 (5,020)
Change in net unrealized
  appreciation/depreciation on investments                       74,506
                                                             ----------
Net increase in net assets
  resulting from operations                                      69,486
                                                             ----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                     999,000
                                                             ----------
Net increase in net assets resulting
  from capital share transactions                               999,000
                                                             ----------

TOTAL INCREASE IN NET ASSETS                                  1,068,486
                                                             ----------

NET ASSETS:
Beginning of period                                                  --
                                                             ----------
End of period                                                $1,068,486
                                                             ----------
                                                             ----------

(1)<F38>  Commenced operations on August 30, 2002.

See notes to financial statements.

Frontegra Horizon Fund
FINANCIAL HIGHLIGHTS

                                                                PERIOD ENDED
                                                                DECEMBER 31,
                                                                2002(1)<F39>
                                                                (UNAUDITED)
                                                               _____________
NET ASSET VALUE,
  BEGINNING OF PERIOD                                              $10.00

INCOME FROM
  INVESTMENT OPERATIONS:
Net realized and unrealized
  gain on investments                                                0.62
                                                                   ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                              0.62
                                                                   ------

NET ASSET VALUE,
  END OF PERIOD                                                    $10.62
                                                                   ------
                                                                   ------

TOTAL RETURN(2)<F40>                                                6.20%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                           $1,068
Ratio of expenses to average net assets(3)<F41>(4)<F42>             1.10%
Ratio of net investment income
  to average net assets(3)<F41>(4)<F42>                             0.00%
Portfolio turnover rate(2)<F40>                                       16%

(1)<F39>   Commenced operations on August 30, 2002.
(2)<F40>   Not annualized for periods less than a full year.
(3)<F41> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 14.48% and the ratio of net investment loss to average net assets would have been (13.38)% for the period ended December 31, 2002.
(4)<F42>   Annualized.

See notes to financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (Unaudited)

(1)  ORGANIZATION

     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of five series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra Opportunity Fund, the Frontegra Growth Fund and the Frontegra Horizon Fund (the "Funds"). The Frontegra Total Return Bond, Investment Grade Bond and Opportunity Funds, sub-advised by Reams Asset Management Co., LLC ("Reams"), commenced operations on November 25, 1996, February 23, 2001 and July 31, 1997, respectively. The Frontegra Growth Fund, sub-advised by Northern Capital Management, LLC ("Northern"), commenced operations on March 18, 1998. The Frontegra Horizon Fund, sub-advised by IronBridge Capital Management, LLC ("IronBridge"), commenced operations on August 30, 2002.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     (a)  Investment Valuation

          Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, Northern and IronBridge, pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes

          The Funds intend to comply with the requirement of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

     (c)  Distributions to Shareholders

          Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond and Investment Grade Bond Funds and at least annually for the Frontegra Opportunity, Growth and Horizon Funds. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

          The tax character of distributions paid during the fiscal year ended June 30, 2002 were as follows:

                                                   ORDINARY         LONG-TERM
                                                    INCOME        CAPITAL GAINS
                                                   --------       -------------
          Frontegra Total Return Bond Fund        $18,205,490       $183,100
          Frontegra Investment Grade Bond Fund        950,123              0
          Frontegra Opportunity Fund                  417,616        304,585
          Frontegra Growth Fund                        31,018         13,493

          Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

          As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                   ORDINARY         LONG-TERM
                                                    INCOME        CAPITAL GAINS
                                                   --------       -------------
          Frontegra Total Return Bond Fund         $1,026,475      $        0
          Frontegra Investment Grade Bond Fund         14,923               0
          Frontegra Opportunity Fund                  351,381       3,020,750
          Frontegra Growth Fund                        24,890               0

     (d)  When-Issued Securities

          The Frontegra Total Return Bond and Investment Grade Bond Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining its net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds will maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

     (e)  Mortgage Dollar Rolls

          The Frontegra Total Return Bond and Investment Grade Bond Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

     (f)  Other

          Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER

     Each of the Funds has entered into an agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

     The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 30, 2002, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.425% of the Fund's average daily net assets. This expense cap agreement terminates on October 31, 2003.

     The Frontegra Investment Grade Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 30, 2002, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.42% of the Fund's average daily net assets. This expense cap agreement terminates on October 31, 2003.

     The Frontegra Opportunity Fund will pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 30, 2002, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets. This expense cap agreement terminates on October 31, 2003.

     The Frontegra Growth Fund will pay the Adviser a monthly fee at the annual rate of 0.80% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 30, 2002, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.80% of the Fund's average daily net assets. This expense cap agreement terminates on October 31, 2003.

     The Frontegra Horizon Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 30, 2002, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement terminates on October 31, 2003.

(4)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                               SIX MONTHS ENDED    YEAR ENDED
                                              DECEMBER 31, 2002   JUNE 30, 2002
                                              -----------------   -------------
     Shares sold                                    1,380,028      6,799,291
     Shares issued to holders in
      reinvestment of distributions                   495,712        594,649
     Shares redeemed                               (1,907,576)    (1,207,807)
                                                   ----------     ----------
     Net increase (decrease) in shares outstanding    (31,836)     6,186,133
                                                   ----------     ----------
                                                   ----------     ----------

     Transactions in shares of the Frontegra Investment Grade Bond Fund were as follows:

                                               SIX MONTHS ENDED    YEAR ENDED
                                              DECEMBER 31, 2002   JUNE 30, 2002
                                              -----------------   -------------
     Shares sold                                   7,654,289       2,804,260
     Shares issued to holders in
      reinvestment of distributions                  260,522          81,147
     Shares redeemed                                (728,977)       (160,728)
                                                   ---------       ---------
     Net increase in shares outstanding            7,185,834       2,724,679
                                                   ---------       ---------
                                                   ---------       ---------

     Transactions in shares of the Frontegra Opportunity Fund were as follows:

                                               SIX MONTHS ENDED    YEAR ENDED
                                              DECEMBER 31, 2002   JUNE 30, 2002
                                              -----------------   -------------
     Shares sold                                      44,905          41,949
     Shares issued to holders in
      reinvestment of distributions                  147,475          19,414
     Shares redeemed                                    (246)       (125,388)
                                                     -------        --------
     Net increase (decrease) in shares outstanding   192,134         (64,025)
                                                     -------        --------
                                                     -------        --------

     Transactions in shares of the Frontegra Growth Fund were as follows:

                                               SIX MONTHS ENDED    YEAR ENDED
                                              DECEMBER 31, 2002   JUNE 30, 2002
                                              -----------------   -------------
     Shares sold                                     112,703         549,312
     Shares issued to holders in
      reinvestment of distributions                    2,993           3,671
     Shares redeemed                                (122,229)       (152,706)
                                                    --------        --------
     Net increase (decrease) in shares outstanding    (6,533)        400,277
                                                    --------        --------
                                                    --------        --------

     Transactions in shares of the Frontegra Horizon Fund were as follows:

                                                  PERIOD ENDED
                                           DECEMBER 31, 2002(1)<F43>
                                           -------------------------
     Shares sold                                     100,576
                                                     -------
     Net increase in shares outstanding              100,576
                                                     -------
                                                     -------

     (1)<F43>  Commenced operations on August 30, 2002.

(5)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the period ended December 31, 2002, are summarized below:

                       FRONTEGRA        FRONTEGRA         FRONTEGRA      FRONTEGRA    FRONTEGRA
                     TOTAL RETURN    INVESTMENT GRADE    OPPORTUNITY      GROWTH       HORIZON
                       BOND FUND        BOND FUND           FUND           FUND          FUND
                     ------------    ----------------    -----------     ---------    ---------
     Purchases       $491,645,625      $199,273,691      $3,664,585     $6,220,166    $1,142,319
     Sales           $478,599,015      $141,994,159      $2,205,905     $6,404,341      $147,864

     Purchases and sales of U.S. government securities for the Frontegra Total Return Bond Fund were $390,771,908 and $410,857,489, respectively. Purchases and sales of U.S. government securities for the Frontegra Investment Grade Bond Fund were $104,611,781 and $95,151,690, respectively.

     There were no purchases and sales of U.S. government securities for the other Funds.

     At December 31, 2002, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $425,384,445, $157,753,494, $16,191,731, $15,539,118 and $1,007,776 were as follows:

                            FRONTEGRA        FRONTEGRA         FRONTEGRA      FRONTEGRA    FRONTEGRA
                          TOTAL RETURN    INVESTMENT GRADE    OPPORTUNITY      GROWTH       HORIZON
                            BOND FUND        BOND FUND           FUND           FUND          FUND
                          ------------    ----------------    -----------     ---------    ---------
     Appreciation         $ 11,385,581      $ 1,569,296       $ 1,615,267    $   727,772    $116,056
     (Depreciation)        (18,687,865)      (1,397,086)       (2,600,689)    (2,366,394)    (41,550)
     Net Appreciation
        (Depreciation)
       on investments     $ (7,302,284)     $   172,210       $  (985,422)   $(1,638,622)   $ 74,506

     The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2002 the Frontegra Growth Fund had a capital loss carryforward of $1,058,984 with an expiration date of June 30, 2010. There were no capital loss carryforwards for the other Funds.

     At June 30, 2002 the Frontegra Total Return Bond, Investment Grade Bond and Growth Funds had post-October losses of $502,911, $55,952 and $1,625,034, respectively.

(6)  SUBSEQUENT EVENT - CHANGE OF CONTROL OF NORTHERN CAPITAL MANAGEMENT, LLC

     Prior to January 15, 2003, Old Mutual (US) Holdings Inc. ("Old Mutual") owned a majority interest in Northern Capital Management, LLC ("Northern"). MDF Partners LLC ("MDF"), a company owned primarily by Northern's senior management team, purchased a controlling interest in Northern from Old Mutual effective January 15, 2003. This transaction is not expected to affect the sub-advisory services which Northern provides to the Frontegra Growth Fund (the "Fund").

     Under the Investment Company Act of 1940, this transaction resulted in a change of control of Northern and, therefore, an assignment and termination of the Sub-Advisory Agreement between the Adviser and Northern with respect to the Fund. The Board of Directors of the Fund is expected to approve a new Sub-Advisory Agreement between the Adviser and Northern in March of 2003. The new Sub-Advisory Agreement will be subject to approval by the shareholders of the Fund.